Exhibit 10.6
Dole Food Company, Inc.
Excess Savings Plan
(Restated effective as of
January 1, 2009)

Contents

Article 1. Restatement of the Plan	1
1.1 Restatement of the Plan	1
1.2 Status of the Plan	1
1.3 Applicability of the Restatement of the Plan	2

Article 2. Definitions	4
2.1 Definitions	4
2.2 Construction	12

Article 3. Eligibility and Participation	13
3.1 Eligible Employees	13
3.2 Date of Initial Participation	14
3.3 Effect of Ineligibility	14
3.4 Resumption of Eligibility	16

Article 4. Participant Deferrals	17
4.1 Deferral Elections	17
4.2 Other Rules for Deferral Elections	18
4.3 Deferral Credits	21

Article 5. Company Credits	22
5.1 Eligibility for Company Credits	22
5.2 Matching Credits	24
5.3 Profit Sharing Credits	25
5.4 Special Credits	26
5.5 Special Rules for Allocation of Company Credits	26
5.6 Interest Credits	26
5.7 Valuation of Accounts	30
5.8 Vesting	30

Article 6. Payment of Benefits	31
6.1 General Rules for Payments of Benefits	31
6.2 Hardship Withdrawals from Grandfathered Benefits	32
6.3 Hardship Withdrawals from Nongrandfathered Benefits	33

i

6.4 Early Benefit Payments to Participants from Grandfathered Benefits	35
6.5 Payment of Grandfathered Benefits at Termination of Employment or Another Specified Date	35
4.3 Payment of Nongrandfathered Benefits at Separation from Service or Another Specified Date	44
4.4 Death Benefits	47
4.5 Beneficiary	47
4.6 Other Payments of Grandfathered Benefits	48
4.7 Other Payments of Nongrandfathered Benefits	48

Article 5. Administration	50
5.1 The Plan Administrator	50
5.2 Benefit Determination	50
5.3 Special Rules Following a Change in Control	50

Article 6. Rights of Participants	58
6.1 Contractual Obligation	58
6.2 Unsecured Interest	58
6.3 Authorization for Trust	58
6.4 Employment	59

Article 7. Claims Procedure	60
7.1 Claims Procedure	60
7.2 Reimbursement of Attorneys Fees	62

Article 8. Amendment and Termination	63
8.1 Plan Amendments	63
8.2 Plan Termination	63

Article 9. Miscellaneous	64
9.1 Severability	64
9.2 Obligations to the Company	64
9.3 Withholding of Taxes	64
9.4 Successors	64
9.5 Costs of the Plan	64
9.6 Protective Provisions	64
9.7 Nontransferability	64
9.8 Governing Law	65
9.9 Notice	65
9.10 Indemnification	65
9.11 Corrections	66
9.12 USERRA Rights	66

ii

Article 1. Restatement of the Plan
1.1 Restatement of the Plan
(a)	On February 2, 1995, Dole Food Company, Inc. (the “Company”) adopted the Dole Food Company, Inc. Executive Deferred Compensation Plan (“EDCP”), effective as of March 1, 1995. For Plan Years beginning before January 1, 2002, certain participants elected to defer portions of their annual salary and annual bonuses under EDCP and made Distribution Elections (i.e., elected payment starting dates and payment forms) with respect to those deferrals. No amounts were credited to accounts under the EDCP other than the amount of participants’ annual salary and bonuses deferred under the EDCP and interest credits on those deferrals.

(b)	Effective as of January 1, 2002, the Company amended and restated the EDCP (the “2002 Restatement”) to change the eligibility conditions for the plan, thereby making additional employees participants in the plan, and to provide the additional Company credits described in Article 5. The 2002 Restatement renamed the plan as the Dole Food Company, Inc. Excess Savings Plan (the “Plan”).

(c)	In response to the enactment of Code Section 409A, the Company adopted Amendment 2004-1 to the 2002 Restatement. The amendment provided that the Plan would be administered in accordance with a good-faith, reasonable interpretation of Code Section 409A with respect to Nongrandfathered Benefits, as defined in Section 2.1(w), that were subject to the provisions of Code Section 409A. With respect to Grandfathered Benefits, as defined in Code Section 2.1(s), the Company continued to administer the Plan in accordance with the terms of the 2002 Restatement.

(d)	Effective as of January 1, 2009, the Company hereby amends and restates the 2002 Restatement to comply, for Plan Years beginning on or after January 1, 2009, with the provisions of Code Section 409A with respect to Nongrandfathered Benefits. On or after January 1, 2009, Grandfathered Benefits shall continue to be administered in accordance with the terms of the 2002 Restatement.
1.2 Status of the Plan
(a)	The Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management and highly compensated employees. The Plan permits Participants the opportunity to defer compensation and provides Participants with additional retirement benefits, thus enhancing the ability of the Participating Employers to retain the services of a select group of executives through supplemental retirement benefits.

Section 1.1	1

(b)	The Plan is intended to meet the exemptions provided in Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA as well as the requirements of Department of Labor Regulation Section 2520.104-23. The Plan shall be administered and interpreted so as to meet the requirements of these exemptions and the regulation.

(c)	The Plan is not qualified within the meaning of Code Section 401(a). The Plan is intended to provide an unfunded and unsecured promise to pay money in the future and thus not to involve, pursuant to Treasury Regulation Section 1.83-3(e), the transfer of “property” for purposes of Code Section 83. Likewise, the crediting of an amount to a Participant is not intended to confer an economic benefit upon the Participant nor is the right to the receipt of future benefits under the Plan intended to result in the Participant or Beneficiary being in constructive receipt of any amount so as to result in any benefit due under the Plan being includable in the gross income of any Participant or Beneficiary in advance of the date on which payment of any benefit due under the Plan is actually made. The Plan shall be administered and interpreted so as to satisfy the requirements for this intended tax treatment under the Code. However, the treatment of deferrals made under and benefits received under this Plan, for purposes of the Code and other applicable tax laws (such as state income and employment tax laws) shall be determined under the Code and other applicable tax laws and no guarantee or commitment is made to any Participant or Beneficiary with respect to the treatment of deferrals under or benefits payable under the Plan for purposes of the Code and other applicable tax laws.

(d)	The Plan is subject to the provisions of Code Section 409A with respect to Nongrandfathered Benefits. The Plan shall be administered and interpreted so as to meet the requirements of Code Section 409A with respect to Nongrandfathered Benefits. The Company does not intend that this restatement shall constitute a material modification, within the meaning of Treasury Regulation Section 1.409A-6(a)(4), of the Plan provisions governing Grandfathered Benefits. The Plan shall be administered and interpreted so as to avoid any material modification with respect to Grandfathered Benefits that would make those benefits subject to the provisions of Code Section 409A. However, no guarantee or commitment is made that the Plan shall be administered in accordance with the requirements of Code Section 409A, with respect to Nongrandfathered Benefits, or that it shall be administered, with respect to Nongrandfathered Benefits, in a manner that avoids the application of Code Section 409A to those Nongrandfathered Benefits.
1.3 Applicability of the Restatement of the Plan
This amendment and restatement of the 2002 Restatement is effective as of January 1, 2009, except where otherwise specifically provided herein. The provisions of the 2002 Restatement, as in effect before this restatement and as modified for the good-

Section 1.3	2

faith, reasonable interpretation of Code Section 409A with respect to Nongrandfathered Benefits, shall govern all deferral elections made with respect to Nongrandfathered Benefits for Plan Years beginning before January 1, 2009, and all payments made under the Plan before January 1, 2009. The provisions of this restatement of the Plan, as amended from time to time, shall govern the following: whether an Employee becomes or remains a Participant in the Plan on or after January 1, 2009; whether a Participant is eligible to defer amounts under the Plan with respect to Plan Years beginning on or after January 1, 2009; deferral elections made with respect to Plan Years beginning on or after January 1, 2009; and all payments made under the Plan on or after January 1, 2009.

Section 1.3	3

Article 2. Definitions
2.1 Definitions
Whenever used in the Plan, the following terms have the meanings set forth below unless otherwise expressly provided:
(a)	“Account” means the recordkeeping account maintained by the Company on behalf of a Participant that reflects the amount credited to the Participant under the terms of the Plan.

(b)	“Base Pay” means, the following:
(1)	Except as otherwise provided, Base Pay shall include all base pay paid to the Participant by his or her Participating Employer. Base pay paid by a Controlled Group Member that is not a Participating Employer shall not be part of a Participant’s Base Pay.

(2)	Base Pay shall include the following:
(A)	Any 13th month pay or 14th month pay (i.e., additional compensation required under foreign law).

(B)	Any increase in a Participant’s base pay due to the selling of vacation under the Dole Food Company, Inc. Welfare Benefits Plan.

(C)	Any lump sum payments of merit increases or retroactive increases to Base Pay.
(3)	Base Pay shall include base pay paid while the Participant is on vacation or on account of a floating holiday. Base Pay shall include base pay paid while on a paid leave of absence (e.g., pay continuation during certain military leaves or pay continuation during an FMLA leave due to use of accrued vacation). Base Pay shall include base pay paid while on sick leave. However, pay continuation during a short-term or long-term disability pay shall not be considered to be Base Pay.

(4)	Base Pay shall not include any deceased pay paid to the survivors of the Participant.

(5)	Amounts excluded from Plan Compensation shall not be considered to be Base Pay.

(6)	A payment of Base Pay shall be treated as Base Pay for a Plan Year if that amount would be paid, but for the Participant’s Deferral Election, in that Plan Year.

Section 2.1	4

(c)	“Base Pay Deferral Credit” means an amount credited to a Participant’s Account under Section 4.3(a).

(d)	“Beneficiary” means the individual or trust designated as such in accordance with Section 6.8.

(e)	“Board of Directors” means the Board of Directors of the Company.

(f)	“Bonus” means, except as otherwise provided, any of the following:
(1)	Any short-term incentive payment such as the executive incentive bonus and the sales incentive bonus; and

(2)	Any other cash incentive award that is based on an assessment of performance and is payable with respect to the Participant’s services during a Plan Year, but only if that type of award has been designated by the Plan Administrator as eligible for deferral under this Plan.

(3)	Cash payments or other awards made under the long-term incentive program are not Bonuses. Amounts excluded from Plan Compensation shall not be considered to be a Bonus.
A Bonus shall only include payments made by a Participating Employer. A bonus paid by a Controlled Group Member that is not a Participating Employer shall not be part of a Participant’s Bonus. A Bonus is attributable to a particular Plan Year if the Bonus is based on an assessment of services performed in that Plan Year, even if the Bonus is actually paid in the following Plan Year. For example, if an executive Bonus were paid in 2011 based on an assessment of the services that the Participant performed in 2010, then the Bonus would be considered to be attributable to the Plan Year ending December 31, 2010.
(g)	“Bonus Deferral Credit” means an amount credited to a Participant’s Account under Section 4.3(b).

(h)	“Charter” means the Revised Charter of the Corporate Compensation & Benefits Committee, as revised from time to time, including amendments to the Revised Charter of the Corporate Compensation & Benefits Committee that are adopted after the adoption of this restatement.

(i)	“Code” means the Internal Revenue Code of 1986, as amended, or any other provision of law of similar purpose as may at any time be substituted therefore.

(j)	“Company” means Dole Food Company, Inc., a Delaware corporation.

(k)	“Committee” means as follows:

Section 2.1	5

(1)	The Corporate Compensation and Benefits Committee of the Board of Directors; or

(2)	If, in connection with the Company going private, the Corporate Compensation and Benefits Committee of the Board of Directors is dissolved or no longer has responsibility for benefits of executives of the Company, the Retirement Committee previously appointed by the Corporate Compensation and Benefits Committee or such other person or committee as is designated by the SVPHR.
(l)	“Controlled Group Member” means any of the following:
(1)	The Company

(2)	Any corporation that, together with the Company, is part of a controlled group of corporations with the meaning of Code Section 414(b); and

(3)	Any trade or business that, together with the Company, is under common control, within the meaning of Code Section 414(c).
(m)	“Deferral Election” means, with respect to a Plan Year, an election by a Participant for that Plan Year, made in accordance with Article 4, to defer all or a portion of his or her Base Pay that would be paid in that Plan Year or all or a portion of his or her Bonus that is attributable to that Plan Year.

(n)	“Distribution Election” means the election made by a Participant, as described in Section 6.5 and 6.6 as to the payment starting date and payment form for his or her Plan benefit under Sections 6.5 and 6.6.

(o)	“EDCP” means the Dole Food Company, Inc. Executive Deferred Compensation Plan, as adopted effective March 1, 1995, and as in effect before January 1, 2002.

(p)	“Eligible Employee” means an Employee described in Section 3.1.

(q)	“Employee” means any individual employed by a Participating Employer.

(r)	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any other provision of law of similar purpose as may at any time be substituted therefore.

(s)	“Grandfathered Benefit” means, with respect to a Participant, the portion of the Participant’s Account that includes the following amounts:
(1)	Base Pay Deferral Credits credited with respect to deferrals of Base Pay for pay periods beginning before January 1, 2005, including Base Pay for the payroll period beginning December 31, 2004, and ending January 14, 2005.

Section 2.1	6

(2)	Commission Deferral Credits (as defined in the 2002 Restatement) that were credited with respect to deferrals of Commissions (as defined in the 2002 Restatement) for Plan Years beginning before January 1, 2005. No Commissions otherwise payable on or after January 1, 2003 were deferred.

(3)	Bonus Deferral Credits credited with respect to deferrals of Bonuses that are based on services performed for a Participating Employer before 2004.

(4)	Matching Credits for years before 2005.

(5)	Profit Sharing Credits for years before 2004.

(6)	Interest Credits credited with respect to the amounts described in Section 2.1(s)(1)-(5), including Interest Credits credited on or after January 1, 2005.
(t)	“Interest Credit” means an amount credited to a Participant’s Account pursuant to Section 5.6.

(u)	“Interest Rate” means, with respect to a Plan Year, the interest rate declared by the Committee, on or before December 31 of the preceding Plan Year, which is used to determine the rate at which Interest Credits shall be credited for that Plan Year (or portions of that Plan Year.).

(v)	“Matching Credit” means an amount credited to a Participant’s Account under Section 5.2.

(w)	“Nongrandfathered Benefit” means, with respect to a Participant, the portion of the Participant’s Account that includes the following amounts:
(1)	Base Pay Deferral Credits credited with respect to deferrals of Base Pay for pay periods beginning on or after January 1, 2005.

(2)	Bonus Deferral Credits credited with respect to deferrals of Bonuses that are based on services performed for a Participating Employer after 2003.

(3)	Matching Credits for years after 2004.

(4)	Profit Sharing Credits for years after 2003.

(5)	Interest Credits credited with respect to the amounts described in Section 2.1(w)(1)-(4).
(x)	“Participant” means any Eligible Employee who has begun participating in the Plan in accordance with the requirements of Section 3.2 (relating to initial participation) or Section 3.4 (relating to reemployment).

Section 2.1	7

(y)	“Participating Employer” means the Company and any other Controlled Group Member that is a participating employer in the Salaried 401(k) Plan.

(z)	“Plan” means the Dole Food Company, Inc. Excess Savings Plan, as set forth in this restatement and as hereafter amended from time to time.

(aa)	“Plan Administrator” means the Committee, or such other person who performs the functions of the Plan Administrator pursuant to the Committee’s designation under Section 7.1.

(bb)	“Plan Compensation” means, with respect to a Participant for a Plan Year, as follows:
(1)	Plan Compensation for a Plan Year means the sum of the following, even if such amounts exceed the limitation that applies to Salaried 401(k) Plan Deferrable Compensation under the Salaried 401(k) Plan on account of Code Section 401(a)(17):
(A)	The sum of the following amounts that are paid by a Participant’s Participating Employer to the Participant in that Plan Year.
(i)	Base Pay

(ii)	Bonuses, whether or not attributable to an earlier Plan Year; and
(B)	Any amounts deferred under this Plan from Base Pay or Bonus amounts that would have been payable, but for the Participant’s Deferral Election, to the Participant by the Participating Employer during that Plan Year. For example, Plan Compensation for the Plan Year ending December 31, 2010, would include amounts deferred from Base Pay that would have been payable in 2010 and amounts deferred from a Bonus (attributable to 2010) that would have been payable in 2011, but for the Deferral Election under this Plan.
(2)	Plan Compensation for a Plan Year shall not include any of the following amounts:
(A)	Nonregular earnings.

(B)	Separation pay, pay in lieu of notice, and other similar payments in connection with termination of employment.

(C)	Severance pay or other severance-like payments.

(D)	Long-term incentive payments and awards.

Section 2.1	8

(E)	Workers compensation payments.

(F)	Taxable welfare benefits (e.g., imputed income on group-term life insurance over $50,000, short-term disability pay, or imputed income due to coverage of a domestic partner), reimbursements and other expense allowances (e.g., a housing allowance, special allowance, relocation grossup, local relocation allowance, car allowance, or post differential), cash and noncash fringe benefits (e.g., car fringe benefits, tax preparation fringe benefits, relocation fringe benefits, IME support fringe benefits), moving expenses, deferred compensation (e.g., withdrawals or distributions from this Plan or the Salaried 401(k) Plan) and other amounts described in Treasury Regulation Section 1.414(s)-1(c)(3).

(G)	Any item of compensation not included in the Participant’s Salaried 401(k) Plan Deferrable Compensation (e.g., income attributable to stock options and restricted stock or payments of deferred compensation).

(H)	Any other amount not included in Section 2.1(bb)(1).
(3)	Plan Compensation shall include the amounts specified in this Section 2.1(bb) during the entire Plan Year, including amounts paid before the Employee becomes an Eligible Employee and after the Employee ceases to be an Eligible Employee.
(cc)	“Plan Year” means the calendar year beginning January 1 and ending December 31.

(dd)	“Profit Sharing Credit” means an amount credited to a Participant’s Account under Section 5.3.

(ee)	“Salaried 401(k) Plan” means the 401(k) Plan for Salaried Employees of Dole Food Company, Inc. and Participating Divisions and Subsidiaries, as amended from time to time. Any reference in this Plan to the number of a particular section of the Salaried 401(k) Plan, as in effect at the time that this restatement of the Plan goes into effect, shall be deemed to refer to the counterpart of that section in any future amended or restated version of the Salaried 401(k) Plan, even if that counterpart section has a different number.

(ff)	“Salaried 401(k) Plan Catch-Up Contributions” means, with respect to a Participant and a Plan Year, the “Catch-Up Contributions,” as defined in the Salaried 401(k) Plan, that are allocated to the Participant, under the Salaried 401(k) Plan, with respect to that Plan Year.

Section 2.1	9

(gg)	“Salaried 401(k) Plan Deferrable Compensation” means, with respect to a Participant for a Plan Year, the Participant’s “Deferrable Compensation,” as defined in the Salaried 401(k) Plan, for that Plan Year, reflecting any limitation that might apply under the Salaried 401(k) Plan on account of Code Section 401(a)(17).

(hh)	“Salaried 401(k) Plan Matching Contributions” means, with respect to a Participant for a Plan Year, the “Matching Contributions,” as defined in the Salaried 401(k) Plan, that are allocated to the Participant, under the Salaried 401(k) Plan, with respect to that Plan Year.

(ii)	“Salaried 401(k) Plan Pre-Tax Contributions” means, with respect to a Participant and a Plan Year, the “Pre-Tax Contributions,” as defined in the Salaried 401(k) Plan, that are allocated to the Participant, under the Salaried 401(k) Plan, with respect to that Plan Year.

(jj)	“Salaried 401(k) Plan Profit Sharing Contributions” means, with respect to a Participant for a Plan Year, the “Profit Sharing Contributions,” as defined in the Salaried 401(k) Plan, that are allocated to that Participant, under the Salaried 401(k) Plan, with respect to that Plan Year.

(kk)	“Separation From Service” means, with respect to a Participant, the following:
(1)	A Participant shall have a Separation from Service on the earlier of the following dates:
(A)	The date on which the Participant and his or her Participating Employer reasonably anticipate that the Participant will indefinitely cease to perform services for the Participating Employer and other Controlled Group Members on account of termination of employment, death, or any other reason. In determining whether a Participant has indefinitely ceased to perform services, the Plan Administrator shall take into account all of the facts and circumstances, including the considerations noted in Treasury Regulation Section 1.409A-1(h)(1)(ii).

(B)	The date on which the Participant and his or her Participating Employer reasonably anticipate that the level of services that the Participant will perform for his or her Participating Employer and other Controlled Group Members will be reduced indefinitely to a level that does not exceed 20 percent of the average level of bona fide services performed over the immediately preceding 36-month period. If a Participant has performed services for a Participant Employer or other Controlled Group member for a period less than 36 months, then the average level of services performed over the entire period during which the

Section 2.1	11

Participating Employer has performed services for the Participating Employer or other Controlled Group Member shall be taken into account when determining the decrease in the level of services.

(C)	When applying the rules in this Section 2.1(kk)(1) (e.g., when determining whether a Participant has ceased to perform services or the average level of services before or after a reduction in the level of services), services that the Participant performs for a Participating Employer or other Controlled Group Member either as an employee or as an independent contractor shall be taken into account. However, services that a Participant performs for a Participating Employer or Controlled Group Member solely as a director of a Participating Employer or other Controlled Group Member shall not be taken into account.
(2)	The rules in this Section 2.1(kk)(2) apply if a Participant is absent from employment due to a military leave of absence, a sick leave, or any other bona fide leave of absence (each of which is a “Leave”) authorized by his or her Participating Employer, even if before or during the Leave the Participant terminates employment with his or her Participating Employer. In the case of an Employee who is on a Leave, a Separation from Service shall not occur until the earlier of the following dates:
(A)	The first day immediately following the later of the following dates:
(i)	The six-month anniversary of the first day of the Participant’s Leave.

(ii)	The date on which the Participant no longer retains a right to reemployment with his or her Participating Employer or another Controlled Group Member pursuant to an applicable statute or contract.
(B)	The first date on which there is no longer a reasonable expectation that the Participant will return to perform services for his or her Participating Employer or another Controlled Group Member.
(3)	No Participant shall have a Separation From Service unless he or she is treated as having a “separation from service” under Treasury Regulations Section 1.409A-1(h).
(ll)	“Special Credit” means an amount credited to a Participant’s Account under Section 5.4.

(mm)	“SVPHR” means the Company’s most senior human resources officer.

Section 2.1	11

(nn)	“Termination of Employment” means that a Participant terminates employment with all of the Participating Employers and all other Controlled Group Members on account of retirement or any other reason.

(oo)	“2002 Restatement” means prior restatement of the Plan that was adopted effective January 1, 2002.
2.2 Construction
Terms capitalized in the Plan shall have the meaning set forth in Section 2.1 above or as specified elsewhere in the Plan. Except where otherwise indicated by the context, any masculine or feminine terminology shall also include the opposite gender, and the definition of any term in the singular or plural shall also include the opposite number. The headings of this Plan are inserted for convenience of reference only, and they are not to be used in the construction of the Plan.

Section 2.2	12

Article 3. Eligibility and Participation
3.1 Eligible Employees
(a)	An Employee who meets all of the following requirements shall be an Eligible Employee for a Plan Year:
(1)	The Employee is employed by a Participating Employer.

(2)	The Employee is classified by his or her Participating Employer as salaried. Whether an Employee is classified as salaried shall be conclusively determined according to the Participating Employer’s classification.

(3)	The Employee is a participant in the Salaried 401(k) Plan.

(4)	The Employee is either
(A)	Classified by his or her Participating Employer as being in pay grade 6 or 7; or

(B)	Designated by the SVPHR as eligible to participate in this Plan for a particular Plan Year, taking into account the status of this Plan, as described in Section 1.2. Unless the SVPHR determines otherwise, an Employee designated under this Section 3.1(a)(4)(B) as an Eligible Employee for a particular Plan Year shall not thereby become an Eligible Employee for any later Plan Year, unless the SVPHR designates the Employee as an Eligible Employee for that later Plan Year. The SVPHR shall determine the manner in which he or she shall designate Employees under this Section 3.1(a)(4)(B).
(5)	Designated by the SVPHR as being eligible to participate in this Plan.
(b)	Notwithstanding Section 3.1(a), none of the following shall be an Eligible Employee:
(1)	An Employee who does not satisfy all requirements of Section 3.1(a).

(2)	An Employee covered by a collective bargaining agreement in which retirement benefits were the subject of good faith bargaining between the Participant’s Participating Employer and a union.

(3)	An individual who is a “Leased Employee,” as defined in the Salaried 401(k) Plan.

(4)	An individual who is not classified by his or her Participating Employer, in its discretion, as an employee of the Participating Employer under

Section 3.1	13

Code Section 3121(d) (including, but not limited to, an individual classified by his or her Participating Employer as an independent contractor and a non-employee consultant) and an individual who is classified by his or her Participating Employer, in its discretion, as an employee of any other entity other than the Participating Employer, even if the classification by the Participating Employer is determined to be erroneous, or is retroactively revised. In the event the classification of an individual who is excluded from participation under the preceding sentence is determined to be erroneous or is retroactively revised, the individual shall nonetheless continue to be excluded from participation in this Plan and shall be ineligible for benefits for all periods before the date the Participating Employer determines that its classification of the individual is erroneous or should be revised, all requirements of Section 3.1(a) are satisfied, and the SVPHR designates the individual as eligible to participate in this Plan. If the SVPHR designates the reclassified individual as being an Eligible Employee, then the individual shall become a Participant, effective as of the first day of the Plan Year immediately following the Plan Year in which the individual becomes an Eligible Employee.
3.2 Date of Initial Participation
(a)	If an Employee was a participant in the Plan on December 31, 2008 and continues to be an Eligible Employee on January 1, 2009, then the Employee shall continue to be a Participant in this Plan on January 1, 2009.

(b)	If an Eligible Employee was not a Participant in the Plan on December 31, 2008, then the Eligible Employee shall become a Participant in the Plan effective as of January 1 of the Plan Year (the “Initial Participation Plan Year”) immediately following the Plan Year in which the Employee is notified by the SVPHR that the Employee has become an Eligible Employee, if the Employee continues to be an Eligible Employee on that January 1.

(c)	If an Eligible Employee becomes a Participant in accordance with Section 3.2(b), then the Participant shall not be eligible to make a Deferral Election with respect to any Base Pay for or any Bonus attributable to any Plan Year beginning before the Initial Participation Plan Year. Similarly, no Matching Credits or Profit Sharing Credits shall be credited with respect to any Plan Year before the Initial Participation Plan Year. The Participant shall make a deferral election with respect to the Initial Participation Plan Year in accordance with Section 4.1.
3.3 Effect of Ineligibility
(a)	The rules in this Section 3.3 apply if a Participant ceases to be an Eligible Employee, but has not yet had a Separation From Service (an “Inactive Participant”).

Section 3.2	14

(b)	The Inactive Participant may not elect to defer any Base Pay for or any Bonus attributable to a Plan Year beginning after the Plan Year in which the Inactive Participant ceased to be an Eligible Employee. The Inactive Participant’s Deferral Election shall continue to apply to any Base Pay for and any Bonus attributable to the Plan Year in which the Participant becomes ineligible, as provided in Section 4.2(j).

(c)	Any amounts credited to the Inactive Participant’s Account shall continue to be credited with Interest Credits, in accordance with the provisions of the Plan, until payment is made in accordance with Article 6.

(d)	The following rules shall apply with respect to the Participant’s Grandfathered Benefit:
(1)	Until the Inactive Participant has a Termination of Employment, the Inactive Participant may elect a withdrawal in accordance with the provisions of Sections 6.2 (relating to hardship withdrawals of Grandfathered Benefits) or Section 6.4 (relating to early benefit payments with respect to Grandfathered Benefits). After Termination of Employment, an Inactive Participant may not elect a withdrawal of his or her Grandfathered Benefit in accordance with the provisions of Section 6.2 (relating to hardship benefit payments) or Section 6.4 (relating to early benefit payments).

(2)	Until the Inactive Participant has a Termination of Employment, the Inactive Participant may change his or her Distribution Election with respect to Grandfathered Benefits, in accordance with Section 6.5(f). However, after Termination of Employment, the Participant may not change his or her prior Distribution Election with respect to his or her Grandfathered Benefit.
(e)	The following rules shall apply with respect to the Participant’s Nongrandfathered Benefit:
(1)	Until the earlier of the dates on which an Inactive Participant has a Termination of Employment or a Separation From Service, the Inactive Participant may elect a withdrawal in accordance with the provisions of Sections 6.3 (relating to hardship withdrawals of Nongrandfathered Benefits). After the earlier of the Participant’s Termination of Employment or Separation From Service, an Inactive Participant may not elect a withdrawal of his or her Grandfathered Benefit in accordance with the provisions of Section 6.3.

(2)	A Participant may not change his or her prior Distribution Election with respect to his or her Nongrandfathered Benefit.

Section 3.3	15

3.4 Resumption of Eligibility
     If a Participant has a Separation From Service or otherwise ceases to be an Eligible Employee and later again becomes an Eligible Employee of a Participating Employer, then he or she shall again become a Participant, effective as of January 1 of the Plan Year immediately following the Plan Year in which the Participant again becomes an Eligible Employee.

Section 3.4	16

Article 4. Participant Deferrals
4.1 Deferral Elections
(a)	A Participant may elect to defer all or a portion of his or her Base Pay for or Bonus attributable to a Plan Year.
(1)	A Deferral Election for a Plan Year shall apply to Base Pay for that Plan Year and any Bonus attributable to that Plan Year. For example, a Deferral Election for the Plan Year beginning January 1, 2011, would apply to Base Pay paid in 2011 and any Bonus attributable to 2011, even if that Bonus is paid in 2012.

(2)	In his or her Deferral Election for a Plan Year, the Participant may elect
(A)	To defer from 0 percent to 100 percent, in any whole increment of 1 percent, of his or her Base Pay payments that are paid in the Plan Year,

(B)	To defer from 0 percent to 100 percent, in any whole increment of 1 percent, of his or her Bonus that is attributable to that Plan Year, and

(C)	Different deferral percentages for the deferrals of Base Pay paid in a Plan Year and the deferral of any Bonus attributable to that Plan Year. For example, a Participant might elect to defer 10 percent of his or her Base Pay paid in the Plan Year beginning January 1, 2011, and 100 percent of his or her Bonus that is attributable to that Plan Year.
(b)	When the SVPHR determines that an Eligible Employee is a Participant, the SVPHR (or a person to whom the SVPHR may delegate that responsibility) shall notify the Participant that the Participant may make a Deferral Election for the first Plan Year in which the Eligible Employee becomes a Participant. The Deferral Election for the initial Plan Year of Participation must be made before the beginning of that Plan Year in which the Eligible Employee will become a Participant and during such election period for that Plan Year as the Plan Administrator may specify. The Deferral Election shall apply to all Base Pay for and any Bonus attributable to the initial Plan Year of participation.

(c)	For all Plan Years after the Plan Year in which the Eligible Employee becomes a Participant, the Participant may make an affirmative Deferral Election before the beginning of that Plan Year and during such election period as the Plan Administrator may specify. If the Participant fails to make an affirmative Deferral Election for a Plan Year before the deadline specified for a Deferral Election for that Plan Year, then no Base Pay paid in that Plan Year and no Bonus attributable to that Plan Year shall be deferred under this Plan. In the Deferral Election for a Plan Year, the Participant may specify different deferral percentages than applied

Section 4.1	17

for the prior Plan Year. Except as otherwise provided in Section 4.2, a Deferral Election for a Plan Year beginning after the Plan Year in which the Eligible Employee becomes a Participant shall apply to all Base Pay for and any Bonus attributable to that Plan Year.
4.2 Other Rules for Deferral Elections
(a)	A Deferral Election is an election by a Participant to have his or her Base Pay or Bonus reduced, in accordance with the election, and to have the same amount credited to the Participant’s Account under this Plan.

(b)	All Deferral Elections shall be made in such manner, at such times, using such forms, and in accordance with such rules, as the Plan Administrator shall prescribe, in its discretion.

(c)	An Eligible Employee shall not be provided an opportunity to make a Deferral Election until the SVPHR has determined that the Employee has satisfied the requirements for initial Plan Participation, pursuant to Sections 3.1–3.2.

(d)	Once the deadline for making a Deferral Election for a Plan Year has passed, a Participant may not elect any changes in his or her Deferral Election for that Plan Year. However, a Participant’s deferrals for that Plan Year may be cancelled under the provisions of Section 6.2(f) (relating to deferrals cancelled after a hardship withdrawal from a Participant’s Grandfathered Benefit), Section 6.3(g) (relating to deferrals cancelled after a hardship withdrawal from a Participant’s Nongrandfathered Benefit), and Section 4.2(g) (relating to hardship withdrawals under the Salaried 401(k) Plan).

(e)	In no event shall a Deferral Election apply to Base Pay or a Bonus that the Participant could have received in cash before the Deferral Election was made.

(f)	The Plan Administrator may specify the order in which deferrals elected under this Plan are deducted from the Participant’s Base Pay and Bonus, relative to other deductions elected by the Participant (e.g., contributions for health and welfare benefits) and other withholdings from the Participant’s Base Pay and Bonus (e.g., for income and employment taxes). For example, the full amount that the Participant elected to have deferred may not be deducted because less than that amount remains after other payroll deductions that are higher in the payroll withholding hierarchy.

(g)	If a Participant elects a hardship withdrawal under Section 7.4 of the Salaried 401(k) Plan, then the Participant’s Deferral Election shall automatically be cancelled during the six-month period starting on the date that the Participant receives the hardship withdrawal. However, a Participant’s Deferral Election may be cancelled for a longer period if the provisions of Section 6.2(f) (relating to

Section 4.2	18

hardship withdrawals of Grandfathered Benefits) or Section 6.3(g) (relating to hardship withdrawals of Nongrandfathered Benefits) also apply.
(1)	If the six-month cancellation period ends during the same Plan Year in which it began, then the Participant’s Deferral Election for that Plan Year shall not be reinstated for the remainder of the Plan Year.

(2)	If the six-month cancellation period ends during the Plan Year (the “Following Plan Year”) after the Plan Year in which it began, then any Deferral Election that the Participant made for the Following Plan Year shall not go into effect until immediately after the cancellation period ends. Any Deferral Election made for the Following Plan Year shall be made before the beginning of that Plan Year and during the election period for the Following Plan Year that is specified under Section 4.1(c).
(h)	If a Participant goes on a paid leave of absence (e.g., certain military leaves) that is authorized by his or her Participating Employer and continues to receive Base Pay from the Participating Employer’s payroll (as opposed to receiving income continuation paid by another person, such as under a disability insurance contract), then the Participant’s Deferral Election for that Plan Year shall continue to apply to all Base Pay for that Plan Year that is paid during the leave.

(i)	If a Participant goes on an unpaid leave of absence (including a leave of absence on account of disability), then the Participant’s Deferral Election shall be suspended. When the Participant resumes paid employment, the Participant’s Deferral Election for the Plan Year in which the leave began shall continue to apply to Base Pay paid in that Plan Year after the return from the unpaid leave of absence. If the Participant resumes paid employment in a Plan Year after the Plan Year in which the unpaid leave began, then the Participant’s Deferral Election for the Plan Year in which the Participant resumes paid employment shall apply to Base Pay for and any Bonus attributable to that Plan Year. Any Deferral Election made for the Plan Year in which paid employment resumes shall be made before the beginning of that Plan Year and during the election period for that Plan Year that is specified under Section 4.1(c).

(j)	If a Participant ceases to be an Eligible Employee, but has not yet had a Separation From Service, then the inactive Participant’s Deferral Election for the Plan Year in which he or she ceases to be an Eligible Employee shall continue to apply to any Base Pay for that Plan Year (including Base Pay paid after the Participant ceases to be an Eligible Employee) and any Bonus paid by his or her Participating Employer that is attributable to that Plan Year.

Section 4.2	19

(k)	If a Participant transfers to employment with a Controlled Group Member, then the Deferral Election for the year in which his or her employment transfers shall apply as follows:
(1)	The Deferral Election shall apply to any Base Pay for or Bonus attributable to that Plan Year that is paid by a Participating Employer.

(2)	The Deferral Election shall not apply to any compensation paid by a Controlled Group Member that is not a Participating Employer.
(l)	The rules in this Section 4.2(l) apply with respect to payments of Base Pay for or a Bonus attributable to the Plan Year within which the Participant has a Separation From Service, if those payments are made after the Participant’s Separation From Service. Except as otherwise provided in Section 4.2(n), these Base Pay and Bonus payments shall be deferred, pursuant to the Participant’s Deferral Election for the Plan Year in which the Participant has a Separation From Service, only as follows:
(1)	The Participant’s Deferral Election shall apply to Base Pay for the payroll period that includes the Participant’s Separation From Service date. The Participant’s Deferral Election shall not apply to any other payments of Base Pay for later payroll periods in the Plan Year that includes the Participant’s Separation From Service.

(2)	The Participant’s Deferral Election shall apply to any Bonus that is scheduled to be paid in the payroll period that includes the Participant’s Separation From Service date. The Participant’s Deferral Election shall not apply to any Bonus that is scheduled to be paid after the end of that payroll period.
(m)	If a Participant has a Separation From Service and later is reemployed by a Participating Employer and again becomes a Participant in a Plan Year after the Plan Year in which the Participant had the Separation From Service, then the Participant must make a new Deferral Election for any Base Pay for and any Bonus attributable to the Plan Year in which he or she again becomes a Participant.

(n)	The rules in this Section 4.2(n) apply if a Participant has a Separation From Service and later is reemployed by a Participating Employer within the same Plan Year as the Plan Year in which he or she had a Separation From Service, whether or not the individual is designated, within this Plan Year, as again being eligible to participate in the Plan. In this situation, in addition to applying to the compensation described in Section 4.2(l), the Deferral Election made before the Separation From Service shall apply to the following compensation:

Section 4.2	20

(1)	Any remaining Base Pay for that Plan Year, beginning with Base Pay for the payroll period that includes the date on which the Participant is reemployed by a Participating Employer.

(2)	Any Bonus attributable to that Plan Year.
4.3 Deferral Credits
(a)	As of each pay period, a Base Pay Deferral Credit shall be credited to a Participant’s Account in an amount equal to the amount by which the Participant’s Base Pay for that pay period was reduced on account of the Participant’s Deferral Election under this Plan.

(b)	As of each date on which a Bonus would be paid but for a Deferral Election, a Bonus Deferral Credit shall be credited to the Participant’s Account in an amount equal to the amount by which the Participant’s Bonus was reduced on account of the Participant’s Deferral Election under this Plan.

Section 4.3	21

Article 5. Company Credits
5.1 Eligibility for Company Credits
(a)	A Participant’s Account shall be credited with the amounts specified in this Article 5 beginning with the Plan Year in which he or she becomes a Participant in the Plan and for each subsequent Plan Year in which he or she continues to be an Eligible Employee.

(b)	A Matching Credit for a Plan Year shall be credited to a Participant’s Account for a Plan Year only if the Participant satisfies either the requirements of Section 5.1(b)(1) or the requirements of Section 5.1(b)(2) for that Plan Year. The requirements of this Section 5.1(b) are intended to satisfy the requirements of Treasury Regulation Section 1.401(k)-1(e)(6)(iii) (relating to the anti-conditioning rule) and shall be construed in such a way as to ensure that the requirements of that regulation are satisfied.
(1)	A Participant satisfies the requirements of this Section 5.1(b)(1) for a Plan Year if the Participant elects the maximum Salaried 401(k) Plan Pre-Tax Contributions and the maximum Salaried 401(k) Plan Catch-Up Contributions permitted for that Plan Year under the terms of the Salaried 401(k) Plan.
(A)	For example, if for a Plan Year the maximum deferral percentage for Salaried 401(k) Plan Pre-Tax Contributions deferred under the Salaried 401(k) Plan is 50 percent, a Participant is not eligible to make Salaried 401(k) Plan Catch-up Contributions under Code Section 414(v) for the Plan Year, and the Participant elects Salaried 401(k) Plan Pre-Tax Contributions at a deferral rate of 50 percent for the entire portion of that Plan Year during which the Participant is eligible to elect such deferrals, then the Participant would satisfy the requirements of this Section 5.1(b)(1), even if the Participant did not make the maximum Salaried 401(k) Plan Pre-Tax Contributions permitted under Code Section 402(g)(1)(B) (relating to the annual dollar limit on 401(k) deferrals) for that Plan Year.

(B)	If a Participant is eligible to make Salaried 401(k) Plan Catch-Up Contributions, then the Salaried 401(k) Plan permits the Participant to defer, each pay period, any amount up to the annual limit on catch-up contributions under Code Section 402(g)(1)(C). Accordingly, if a Participant is eligible to make Salaried 401(k) Plan Catch-up Contributions under Code Section 414(v) for a Plan Year, then to satisfy the requirements of this Section 5.1(b)(1) for that Plan Year with respect to catch-up contributions, the Participant must elect, during the portion

Section 5.1	22

of the Plan Year in which he or she is eligible to contribute to the Salaried 401(k) Plan, the lesser of the following amounts:
(i)	The maximum annual contribution amount for Salaried 401(k) Plan Catch-up Contributions permitted under Code Section 402(g)(1)(C) for that Plan Year.

(ii)	All compensation that is deferrable under the Salaried 401(k) Plan for the pay period, after taking into account 401(k) Plan Pre-Tax Contributions and other deductions from wages that are taken before Salaried 401(k) Plan deferrals.
(2)	A Participant satisfies the requirements of this Section 5.1(b)(2) for a Plan Year if the Participant elects the maximum Salaried 401(k) Plan Pre-Tax Contributions under the Salaried 401(k) Plan that are permitted for that Plan Year under Code Section 402(g)(1)(B), along with the maximum Salaried 401(k) Plan Catch-up Contributions for that Plan Year permitted under Code Section 402(g)(1)(C). In determining whether a Participant has made the maximum Salaried 401(k) Plan Pre-Tax Contributions and the maximum Salaried 401(k) Plan Catch-up Contributions permitted under Code Section 402(g), the rules in Treasury Regulations Section 1.402(g)-1(b), that take into account elective deferrals under plans other than the Salaried 401(k) Plan, shall be applied. For example, if for a Plan Year, the Code Section 402(g)(1)(B) limit is $16,500 and the Participant is not eligible to make catch-up contributions under Code Section 414(v), and the Participant makes $5,000 in “elective deferrals,” as defined in Code Section 402(g)(3), to a prior employer’s 401(k) plan, and later in that Plan Year makes $11,500 in Salaried 401(k) Plan Pre-Tax Contributions to the Salaried 401(k) Plan, then the Participant could not make more than $11,500 in Salaried 401(k) Plan Pre-Tax Contributions to the Salaried 401(k) Plan without violating the limit under Code Section 402(g). In this case, the Participant would satisfy the requirements of this Section 5.1(b)(2), even if the Participant did not elect to make Salaried 401(k) Plan Pre-Tax Contributions to the Salaried 401(k) Plan at the maximum deferral rate permitted under the terms of the Salaried 401(k) Plan. If the Participant also were eligible to make Salaried 401(k) Plan Catch-up Contributions and had not made any such catch-up contributions to the prior employer’s plan, then the Participant also would need to make the maximum possible Salaried 401(k) Plan Catch-up Contributions permitted under Code Section 402(g)(1)(C) for that Plan Year in order to satisfy the requirements of this Section 5.1(b)(2).
(c)	A Profit Sharing Credit for a Plan Year shall be credited to a Participant’s Account only if the Participant is employed by a Participating Employer on December 31 of

Section 5.1	23

that Plan Year. A Participant who is employed by a Participating Employer on December 31 of a Plan Year shall receive a Profit Sharing Credit for that Plan Year even if the Participant ceases to be an Eligible Employee at some point after January 1 of that Plan Year and even if the Participant is on an authorized leave of absence from the Company on December 31.
(d)	A Special Credit shall be credited to a Participant’s Account for a Plan Year only if the Participant satisfies such conditions as the Company may specify in its discretion. The Company shall inform the Plan Administrator when the Participant has satisfied the conditions for a Special Credit and the amount of such Special Credit.
5.2 Matching Credits
(a)	If a Participant is eligible under Section 5.1(b) to be credited with Matching Credits for a Plan Year, then Matching Credits shall be credited for that Plan Year to the Participant’s Account in an amount equal to the amount in Section 5.2(a)(1) minus the amount in 5.2(a)(2) where the amounts in Section 5.2(a)(1) and Section 5.2(a)(2) are as follows:
(1)	The amount in this Section 5.2(a)(1) is equal to the sum of the amounts in Section 5.2(a)(1)(A), Section 5.2(a)(1)(B) and Section 5.2(a)(1)(C), but only to the extent that this sum does not exceed 6 percent of the Participant’s Plan Compensation for the Plan Year. The amounts in Section 5.2(a)(1)(A)—(C) are as follows:
(A)	The total of the Salaried 401(k) Plan Pre-Tax Contributions that the Participant makes to the Salaried 401(k) Plan for the Plan Year. However, Salaried 401(k) Plan Catch-Up Contributions are not taken into account in this Section 5.2(a)(1).

(B)	The total of the Base Pay Deferral Credits that were credited to the Participant for the Plan Year with respect to Base Pay that would have been payable in that Plan Year.

(C)	The total of the Bonus Deferral Credits that were credited to the Participant with respect to any Bonus that would have been payable in that Plan Year, even if the Deferral Election with respect to that Bonus was made in a prior Plan Year.
(2)	The amount in this Section 5.2(a)(2) is equal to the amount of the Salaried 401(k) Plan Matching Contributions allocated to the Participant with respect to the Plan Year.

Section 5.2	24

(b)	Any Matching Credits with respect to a Plan Year shall be credited to the Participant’s Account as soon as is practicable after December 31 of that Plan Year and after all information required to compute the amount of the Matching Credits is available.
5.3 Profit Sharing Credits
(a)	If a Participant is eligible under Section 5.1(c) to be credited with Profit Sharing Credits for a Plan Year, then a Profit Sharing Credit shall be credited for that Plan Year to the Participant’s Account in an amount equal to the amount in Section 5.3(a)(1) minus the amount in 5.3(a)(2) (but not in an amount less than $0), where the amounts in Section 5.3(a)(1) and Section 5.3(a)(2) are as follows:
(1)	The amount in this Section 5.3(a)(1) is equal to the product of the Participant’s Plan Compensation for the Plan Year and the Salaried 401(k) Plan Profit Sharing Percentage for that Plan Year. For example, if the Participant’s Plan Compensation for 2010 were $300,000 and the Salaried 401(k) Plan Profit Sharing Percentage for 2010 were 5 percent, then the amount in this Section 5.3(a)(1) for the Plan Year ending December 31, 2010, would be $15,000 (i.e., $300,000 × 5 percent). The Salaried 401(k) Plan Profit Sharing Percentage for a Plan Year may be zero.

The “Salaried 401(k) Plan Profit Sharing Percentage” for a Participant for a Plan Year shall be equal to the amount of the Salaried 401(k) Plan Profit Sharing Contributions allocated to the Participant for that Plan Year, divided by the amount of Salaried 401(k) Plan Deferrable Compensation taken into account under the Salaried 401(k) Plan for purposes of determining the amount of the Salaried 401(k) Plan Profit Sharing Contribution that is allocated to the Participant for that Plan Year, reflecting any limitation on the amount of Salaried 401(k) Plan Deferrable Compensation used under the Salaried 401(k) Plan for this purpose (such as any limitation on account of Code Section 401(a)(17)). For example, if a Participant were allocated $12,250 as his or her Salaried 401(k) Plan Profit Sharing Contribution for the Plan Year ending December 31, 2009, and, because of Code Section 401(a)(17), the amount of Salaried 401(k) Plan Deferrable Compensation taken into account under the Salaried 401(k) Plan to determine that allocation were $245,000 (notwithstanding the fact that the Participant’s total Plan Compensation was $300,000), then the Participant’s Salaried 401(k) Plan Profit Sharing Percentage for that Plan Year would be 5 percent (i.e., $12,250 ÷ $245,000).

(2)	The amount in this Section 5.3(a)(2) is equal to the amount of the Salaried 401(k) Plan Profit Sharing Contributions allocated to the Participant with respect to the Plan Year.

Section 5.3	25

(b)	Any Profit Sharing Credits with respect to a Plan Year shall be credited to the Participant’s Account as soon as is practicable after December 31 of that Plan Year and after all information required to compute the amount of the Profit Sharing Credits is available.
5.4 Special Credits
The Company may, in its discretion, specify that Special Credits shall be allocated to a Participant under conditions established by the Company, which shall comply with the requirements of Code Section 409A. The Company shall document the conditions under which Special Credits shall be credited and the amount of such credits. Any such documentation is hereby incorporated by reference into the terms of this Plan. The Company shall determine, in its discretion, whether a Participant has satisfied the requirements for a Special Credit. If the Company determines that a Participant satisfies all conditions specified by the Company for a Special Credit for a Plan Year, then Special Credits in the amount specified by the Company shall be credited to the Account of a Participant at such time as the Company may specify in its discretion.
5.5 Special Rules for Allocation of Company Credits
(a)	If a Participant ceases to be an Eligible Employee after the first day of a Plan Year for a reason other than Separation From Service, then the following rules shall apply for purposes of determining the amount of any Matching Credits or Profit Sharing Credits for that Plan Year:

(b)	The requirements of Section 5.1(b) (relating to the anti-conditioning rule) must be satisfied, taking into account Salaried 401(k) Plan Pre-Tax Contributions and Salaried 401(k) Plan Catch-up Contributions for the entire Plan Year.

(c)	Plan Compensation taken into account under the first sentence of Section 5.2(a)(1) (relating to the 6 percent cap on Matching Credits) and the first sentence of Section 5.3(a)(1) (relating to the Plan Compensation used to determine the Participant’s Profit Sharing Credit) shall include all Plan Compensation for the Plan Year, including Plan Compensation paid after the date on which the Participant ceased to be an Eligible Employee.

(d)	Salaried 401(k) Plan Pre-Tax Contributions for the entire Plan Year shall be taken into account for purposes of Section 5.2.

(e)	Salaried 401(k) Plan Profit Sharing Contributions for the entire Plan Year shall be taken into account for purposes of Section 5.3.
5.6 Interest Credits
(a)	If amounts were credited to a Participant’s Account before January 1, 2002, under the EDCP, then the amount of the Interest Credits due for periods before January 1, 2002, shall be determined under the terms of the EDCP.

Section 5.4	26

(b)	For periods on or after January 1, 2002, Interest Credits shall be credited to a Participant’s Account in the following amounts and starting at the following times:
(1)	Interest Credits shall start to be credited with respect to a Base Pay Deferral Credit, effective starting as of the date on which the Base Pay, from which the deferral was elected, would have been paid in cash to the Participant, but for the Deferral Election.

(2)	Interest Credits shall start to be credited with respect to a Bonus Deferral Credit, effective starting as of the date on which the Bonus, from which the deferral was elected, would have been paid in cash to the Participant, but for the Deferral Election.

(3)	Interest Credits shall start to be credited on the Matching Credits credited with respect to a Plan Year (the “First Plan Year”) starting effective in the Plan Year immediately following the First Plan Year (the “Second Plan Year”). Interest Credits on the Matching Credits for the First Plan Year shall be credited in the Second Plan Year, starting effective as of the first day of the first month beginning after the last day of the payroll period in the Second Plan Year in which the final portions of the Matching Credits for the First Plan Year are taken into account for all Participants who continue to be Employees for purposes of determining their Federal FICA taxes due, under the rules in Code Section 3121(v) (relating to FICA due on deferred compensation), on account of their Matching Credits for the First Plan Year. For example, if the exact amount of the Matching Credit for the Plan Year ending December 31, 2010, were determined on January 5, 2011, and the remaining amount of that Matching Credit were taken into account during the payroll period ending January 17, 2011, for purposes of determining the FICA taxes due under Code Section 3121(v), then Interest Credits on the Matching Credit for the Plan Year ending December 31, 2010, would be credited starting as of February 1, 2011.
(A)	The amount of the Interest Credit credited to a Participant on the first day of the applicable month in the Second Plan Year shall be equal to the total amount of the Interest Credits that would have been credited if
(i)	One-twenty-sixth (i.e., 1/26) of the Participant’s total Matching Credits for the First Plan Year had been credited to the Participant’s Account each bi-weekly payroll period in the First Plan Year (regardless of when Base Pay Deferral Credits were actually credited to the Participant’s Account during the First Plan Year) and Interest Credits started to be credited on each bi-weekly portion of the Matching Credit on that bi-weekly payroll

Section 5.6	27

date, as determined in accordance with the Interest Rate in effect for the First Plan Year, and

(ii)	Starting January 1 of the Second Plan Year, Interest Credits had been credited on the Matching Credits for the First Plan Year (along with the initial Interest Credits described in Section 5.6(b)(3)(A)(i)) as determined in accordance with the Interest Rate for the Second Plan Year.
(B)	Starting after the first day of the applicable month in the Second Plan Year, Interest Credits shall be credited for the rest of the Second Plan Year on the amount described in Section 5.6(b)(3)(A) as determined in accordance with the Interest Rate for the Second Plan Year.
(4)	Interest Credits shall start to be credited on the Profit Sharing Credits credited for a Plan Year (the “First Plan Year”) starting effective in the Plan Year immediately following the First Plan Year (the “Second Plan Year”). Interest Credits on the Profit Sharing Credit for the First Plan Year shall be credited in the Second Plan Year, starting effective as of the first day of the first month beginning after the last day of the payroll period in the Second Plan Year in which the Profit Sharing Credits for the First Plan Year are taken into account for all Participants who continue to be Employees for purposes of determining their Federal FICA taxes due, under the rules in Code Section 3121(v) (relating to FICA due on deferred compensation), on account of their Profit Sharing Credits for the First Plan Year. For example, if the amount of the Profit Sharing Credit for the Plan Year ending December 31, 2010, were determined on March 13, 2011, and the amount of that Profit Sharing Credit were taken into account during the payroll period ending March 28, 2011, for purposes of determining the FICA taxes due under Code Section 3121(v), then Interest Credits on the Profit Sharing Credit for the Plan Year ending December 31, 2010, would be credited starting as of April 1, 2011.
(A)	The amount of the Interest Credit credited to a Participant on the first day of the applicable month in the Second Plan Year shall be equal to the total amount of the Interest Credits that would have been credited if the Profit Sharing Credit had been credited to the Participant’s Account on December 31 of the First Plan Year and Interest Credits had started to be credited on the First Plan Year’s Profit Sharing Credit starting on January 1 of the Second Plan Year, as determined in accordance with the Interest Rate in effect for the Second Plan Year.

(B)	Starting after the first day of the applicable month in the Second Plan Year, Interest Credits shall be credited for the rest of the Second Plan

Section 5.6	28

Year, on the amount described in Section 5.6(b)(4)(A), as determined in accordance with the Interest Rate for the Second Plan Year.
(5)	Interest Credits shall start to be credited on any Special Credits credited to a Participant for a Plan Year, starting effective as of the first day of the first month beginning after the last day of the payroll period in which the Special Credit is taken into account for that Participant for purposes of determining his or her Federal FICA taxes due, under the rules in Code Section 3121(v) (relating to FICA due on deferred compensation), on account of the Special Credit.
(c)	Before the beginning of each Plan Year, the Committee (not acting as the Plan Administrator) shall determine, in its complete discretion, the Interest Rate for that Plan Year.
(1)	The Committee may specify that a different rate shall be used for different portions of a particular Plan Year (e.g., a different rate may be used for each calendar quarter in the Plan Year).

(2)	The Committee may specify that a different rate shall be used for different contributions credited for a Plan Year (e.g., a specified rate shall be used each calendar quarter for Base Pay Deferral Credits and that an arithmetic average of the quarterly specified rates shall be used for the Matching Credits).

(3)	After specifying a Interest Rate for a Plan Year, the Committee may later specify that a different Interest Rate shall apply for purposes of determining the Interest Credit for periods in that Plan Year after the date on which the Committee specifies the new rate. For example, if a particular rate was specified for Base Pay Deferral Credits credited during the first quarter of the Plan Year, in the middle of the first quarter the Committee may specify that a different rate shall apply for Base Pay Deferral Credits credited with respect to Base Pay paid later in the first quarter.

(4)	The Committee may determine different Interest Rates for different Plan Years.

(5)	Except as provided in Section 5.6(b), Interest Credits shall be credited during a Plan Year, both on amounts credited during a Plan Year and amounts credited in previous Plan Years, at the Interest Rate in effect for that Plan Year. The Committee shall establish rules for crediting Interest Credits.

Section 5.6	29

5.7 Valuation of Accounts
(a)	The value of a Participant’s Account on a particular date shall be equal to the sum of any amounts credited to the Account on or before that date (i.e., deferrals under the EDCP, Base Pay Deferral Credits, Bonus Deferral Credits, Matching Credits, Profit Sharing Credits, and Special Credits), plus any Interest Credits credited through that date on such amounts, minus any amounts previously debited from the Account (e.g., on account of a benefit payment, or for the payment of taxes).
(b)	Whenever a benefit payment is made to a Participant or Beneficiary (or an amount is deducted from a Participant’s or Beneficiary’s Account to satisfy tax withholding amounts paid by the Participating Employer or for other purposes permitted under the terms of the Plan), then a corresponding amount shall be deducted from the Participant’s Account.
5.8 Vesting
Except as provided in Section 6.4 (relating to the 10 percent penalty for early payment benefits), the interest of a Participant in his or her Account shall be 100 percent vested and nonforfeitable at all times.

Section 5.7	30

Article 6. Payment of Benefits
6.1 General Rules for Payments of Benefits
(a)	All payments of benefits shall be in accordance with the rules in this Article 6 (and other pertinent rules in the Plan). To the extent that benefits are made in accordance with an election made by a Participant or Beneficiary, that Distribution Election by the Participant or Beneficiary shall be made in accordance with rules and procedures approved by the Plan Administrator and using such forms as are approved by the Plan Administrator.

(b)	The following rules shall apply with respect to payments of Grandfathered Benefits
(1)	A Participant’s Grandfathered Benefit shall be paid to a Participant in accordance with the terms of Sections 6.2 (relating to hardship withdrawals), Section 6.4 (relating to early benefit payments) and Section 6.5 (relating to payments in connection with Termination of Employment), and Section 6.9 (relating to payments made on account of premature taxation).

(2)	After the death of a Participant, any remaining balance of the Participant’s Grandfathered Benefit shall be distributed to the Participant’s Beneficiary, in accordance with Section 6.7 (relating to death benefit payments).
(c)	The following rules shall apply with respect to payments of Nongrandfathered Benefits:
(1)	A Participant’s Nongrandfathered Benefit shall be paid to a Participant in accordance with the terms of Sections 6.3 (relating to hardship withdrawals), Section 6.5 (relating to payments in Connection with Separation From Service), and Section 6.6 (relating to payments in connection with Separation From Service.

(2)	After the death of a Participant, any remaining balance of the Participant’s Nongrandfathered Benefit shall be distributed to the Participant’s Beneficiary in accordance with Section 6.7 (relating to death benefit payments).
(d)	Whenever an amount is paid to a Participant, Beneficiary, or other person pursuant to the Plan, the amount paid shall be debited from the Participant’s Account, effective as of the date on which payment is made to the Participant. (A special rule in Section 6.5(b)(2)(B)(ii) applies for debiting a Participant’s Account when payments are made in installments.) No amount may be paid, with respect to a Participant’s Account, in excess of the amount credited to that Account on the date on which the payment is made.

Section 6.1	31

6.2 Hardship Withdrawals from Grandfathered Benefits
(a)	At any time before Termination of Employment, a Participant may elect to receive an amount equal to all or a portion of the balance of his or her Grandfathered Benefits under the rules in this Section 6.2.

(b)	A Participant may elect a withdrawal under this Section 6.2 only if the Plan Administrator determines, in its sole discretion, that the Participant has suffered an unforeseeable financial emergency. An unforeseeable financial emergency is an unexpected need for cash arising from an illness, casualty loss, sudden financial reversal, or another such unforeseeable occurrence.

(c)	A Participant may withdraw an amount from his or her Account only to the extent that the unforeseeable financial emergency could not be satisfied by other resources that are reasonably available to the Participant, such as the following:
(1)	Amounts that the Participant could withdraw from the Salaried 401(k) Plan, or any other retirement plan, including amounts that the Participant could withdraw on account of hardship.

(2)	Amounts that the Participant could receive as a nontaxable (at the time made) loan from the Salaried 401(k) Plan, or any other retirement plan, unless assumption of the obligation to repay the loan would exacerbate the financial emergency.

(3)	Amounts that would be available to the Participant if he or she were to reduce or stop
(A)	His or her contributions to the Salaried 401(k) Plan, or

(B)	His or her deferrals to this Plan, for a future Plan Year, from his or her Base Pay or a Bonus for that future Plan Year.
(4)	Amounts that will become available to the Participant on account of the cancellation of his or her deferrals of Base Pay and Bonus amounts on account of the deferral cancellation in Section 6.2(f).

(5)	Personal savings or insurance proceeds.

(6)	Any other resources that are reasonably available to the Participant.
(d)	A Participant shall submit an application, in accordance with procedures specified by the Plan Administrator, requesting a withdrawal under this Section 6.2 and shall submit written proof satisfactory to the Plan Administrator of the following: that the Participant has an unforeseeable financial emergency, the amount reasonably needed to meet the financial emergency, and that no other resources are

Section 6.2	32

reasonably available to the Participant to meet the unforeseeable financial emergency.

(e)	Upon determination by the Plan Administrator that a Participant has suffered an unforeseeable financial emergency, an amount shall be distributed to the Participant equal to the least of the following amounts:
(1)	The amount requested by the Participant.

(2)	The amount that the Plan Administrator determines is necessary to satisfy the unforeseeable financial emergency, based on the evidence submitted by the Participant and any other information in the possession of the Plan Administrator.

(3)	The balance of the Participant’s Grandfathered Benefits at the time that funds would be withdrawn from the Participant’s account pursuant to this Section 6.2.
(f)	Notwithstanding the Participant’s prior Deferral Election, if a Participant receives a payment under this Section 6.2, then after the date of the payment to the Participant, pursuant to this Section 6.2, no amounts shall be deferred from any Base Pay for or any Bonus attributable to the Plan Year in which the amount is paid to the Participant or the immediately succeeding Plan Year.
6.3 Hardship Withdrawals from Nongrandfathered Benefits
(a)	At any time before the earlier of Termination of Employment or Separation From Service, a Participant may elect to receive an amount equal to all or a portion of the balance of his or her Nongrandfathered Benefits under the rules in this Section 6.3.

(b)	A Participant may elect a withdrawal under this Section 6.3 only if the Plan Administrator determines, in its sole discretion, that the Participant has suffered an unforeseeable emergency, as defined in Treasury Regulation Section 1.409A-3(i)(3)(i).

(c)	A Participant may withdraw an amount from his or her Account only to the extent that the unforeseeable financial emergency could not be satisfied by other resources that are reasonably available to the Participant, such as the following:
(1)	Amounts that the Participant could withdraw from the Salaried 401(k) Plan, or any other retirement plan, including amounts that the Participant could withdraw on account of hardship.

(2)	Amounts that the Participant could receive as a nontaxable (at the time made) loan from the Salaried 401(k) Plan, or any other retirement plan,

Section 6.3	33

unless assumption of the obligation to repay the loan would exacerbate the financial emergency.

(3)	Amounts that would be available to the Participant if he or she were to reduce or stop
(A)	His or her contributions to the Salaried 401(k) Plan, or

(B)	His or her deferrals to this Plan, for a future Plan Year, from his or her Base Pay or a Bonus for that future Plan Year.
(4)	Amounts that will become available to the Participant on account of the cancellation of his or her deferrals of Base Pay and Bonus amounts on account of the deferral cancellation in Section 6.3(g).

(5)	Personal savings or insurance proceeds.

(6)	Any other resources that are reasonably available to the Participant.
(d)	To the extent that a Participant would be eligible to withdraw amounts from his or her Grandfathered Benefits, pursuant to Section 6.2, and from his or her Nongrandfathered Benefits, pursuant to this Section 6.3, the Participant shall first satisfy his or her financial need from the amounts available for withdrawal under this Section 6.3.

(e)	A Participant shall submit an application, in accordance with procedures specified by the Plan Administrator, requesting a withdrawal under this Section 6.3 and shall submit written proof satisfactory to the Plan Administrator of the following: that the Participant has an unforeseeable emergency, the amount reasonably needed to meet the financial emergency, and that no other resources are reasonably available to the Participant to meet the unforeseeable financial emergency.

(f)	Upon determination by the Plan Administrator that a Participant has suffered an unforeseeable financial emergency, an amount shall be distributed to the Participant equal to the least of the following amounts:
(1)	The amount requested by the Participant.

(2)	The amount that the Plan Administrator determines is reasonably necessary to satisfy the unforeseeable emergency, based on the evidence submitted by the Participant and any other information in the possession of the Plan Administrator, along with any additional amount necessary to pay any Federal, state, local, or foreign income taxes or penalties reasonably anticipated to result from the withdrawal.

Section 6.3	34

(3)	The balance of the Participant’s Nongrandfathered Benefits at the time that funds would be withdrawn from the Participant’s account pursuant to this Section 6.3.
(g)	Notwithstanding the Participant’s prior Deferral Election, if a Participant receives a payment under this Section 6.3, then after the date of the payment, pursuant to this Section 6.3, no amounts shall be deferred from any Base Pay for or any Bonus attributable to the Plan Year in which the amount is paid to the Participant, pursuant to this Section 6.3, or the immediately succeeding Plan Year.
6.4 Early Benefit Payments to Participants from Grandfathered Benefits
(a)	At any time before Termination of Employment, a Participant may elect to receive an amount equal to all or a portion of the balance of his or her Grandfathered Benefit under the rules in this Section 6.4.

(b)	If a Participant wishes to receive a payment in an amount less than $5,000, then the Participant may elect a payment only from the portion of his or her Grandfathered Benefit that is attributable to deferrals elected before January 1, 2002 under the EDCP, plus any Interest Credits that are credited with respect to such deferrals. A Participant electing a withdrawal under this Section 6.4(b) shall specify an amount and that amount shall be debited from the Participant’s Account, effective as of the date payment is made to the Participant. An amount equal to 90 percent of the amount specified shall be paid in cash to the Participant, resulting in 10 percent of the amount specified being forfeited on account of the payment.

(c)	If a Participant elects a payment that includes any portion of his or her Grandfathered Benefit credited to his or her Account with respect to periods on or after January 1, 2002 (i.e., amounts other than deferrals under the EDCP and Interest Credits on those EDCP deferrals), then the payment must be elected under this Section 6.4(c) and the minimum amount that may be designated for payment under this Section 6.4(c) is $5,000. A Participant electing a withdrawal under this Section 6.4(c) shall specify an amount of $5,000 or more and that amount shall be debited from the Grandfathered Benefit in the Participant’s Account, effective as of the date on which that payment is made to the Participant. An amount equal to 90 percent of the amount specified shall be paid in cash to the Participant, resulting in 10 percent of the amount specified being forfeited on account of the payment.
6.5 Payment of Grandfathered Benefits at Termination of Employment or Another Specified Date
(a)	Except as otherwise specifically provided in this Section 6.5, the rules in this Section 6.5 only apply to payments of Grandfathered Benefits.

Section 6.4	35

(b)	Before 2009, Participants made an affirmative or default election, as follows, with respect to the payment starting date and payment form for their Grandfathered Benefits:
(1)	The election was made as follows:
(A)	If a Participant elected to defer an amount under EDCP for a Plan Year beginning before January 1, 2002, then the Participant elected, at that time, a payment starting date and a form of payment for the EDCP benefit. While the 2002 Restatement permitted the Participant to make a different Distribution Election with respect to amounts credited to his or her Account for Plan Years beginning on or after January 1, 2002, no Participant who elected to defer an amount under EDCP actually made a separate Distribution Election with respect to amounts credited to his or her Account for Plan Years beginning on or after January 1, 2002. For these Participants, except as otherwise provided in this Section 6.5 or another provision of this Plan, their Grandfathered Benefits shall be paid in accordance with the Distribution Elections that they made with respect to their EDCP benefits.

(B)	If Section 6.5(b)(1)(A) does not apply and a Participant elected to defer all or a portion of his or her Base Pay or Bonus for a year beginning on or after January 1, 2002, and before January 1, 2009, then the Participant made a Distribution Election, at the time of his or her initial deferral election under this Plan, specifying the payment starting date and the payment form for his or her Plan benefit.

(C)	If Sections 6.5(b)(1)(A)-(B) do not apply and the first amount credited to the Participant’s Account was a Matching Credit or a Profit Sharing Credit for a Plan Year beginning on or after January 1, 2002, and before January 1, 2008, then the Participant had an opportunity to make an affirmative election as to payment starting date and the payment form for his or her Plan benefit. The Participant was permitted to make an affirmative Distribution Election within 30 days after the date on which the first Matching Credit or Profit Sharing Credit was credited to his or her Account with respect to a Plan Year beginning on or after January 1, 2002 and before January 1, 2008. If a Participant described in this Section 6.5(b)(1)(C) did not make an affirmative Distribution Election within this 30-day election period, then he or she was deemed to have elected that his or her Plan benefit be paid in a lump sum in January after Termination of Employment.
(2)	When a Participant was offered the opportunity, as described in Section 6.5(b)(1), to make an affirmative Distribution Election, the Participant was

Section 6.5	36

permitted to make the following choices with respect to the payment starting date and payment form for his or her Plan benefit:
(A)	The Participant could elect that payment of his or her Plan benefit start as soon as is practicable after either of the following dates:
(i)	January 1 of a specified Plan Year beginning after the Plan Year in which the affirmative Distribution Election was made. However, if the Participant elected this payment starting date and the payment starting date in Section 6.5(b)(2)(A)(ii) would be earlier, then payment of the Participant’s benefit starts at the time specified in Section 6.5(b)(2)(A)(ii).

(ii)	January 1 of the Plan Year immediately following the Plan Year in which the Participant has a Termination of Employment.
(B)	The Participant could elect that the amount distributed be paid in any of the following forms of payment:
(i)	A lump sum in an amount equal to the balance, as of the payment starting date, of the benefit to be distributed.

(ii)	Annual installments payable, as soon as is practicable after January 1 of each Plan Year, over a period of five, 10, or 15 years, as elected by the Participant. The amount of each annual installment payment shall be determined by commuting the balance, as of the payment starting date, of the amount that is to be distributed, into an annuity with guaranteed annual payments for the specified number of years, using the Interest Rate, as of December 31 of the Plan Year before the Plan Year in which the payments begin. At the time that payment of installments starts, the entire balance that is to be distributed, starting as of the payment starting date, shall be debited from the Participant’s Account.
(3)	Except as otherwise provided in this Sections 6.5 or in other provisions of the Plan, a Participant’s Grandfathered Benefit shall be paid in accordance with the Distribution Election described in this Section 6.5(b).
(c)	The following rules apply if a Participant elected to have payments start as soon as is practicable after January 1 of a specific Plan Year (the “Specified Distribution Year”).
(1)	The rules in this Section 6.5(c)(1) apply if the Specified Distribution Year starts before January 1, 2009.

Section 6.5	37

(A)	The Participant’s Distribution Election electing that payments start in the Specified Distribution Year applied to all amounts, credited with respect to Plan Years before the Specified Distribution Year, that were allocated to the Participant’s Account before the distribution began.

(B)	The rules in this Section 6.5(c)(1)(B) apply with respect to the following amounts (“Later Allocations”): amounts credited to the Participant’s Account for the Specified Distribution Year and later Plan Years; amounts attributable to Plan Years before the Specified Plan Year that were credited to the Participant’s Account after the distribution began; and Interest Credits allocated with respect to such allocations. Later Allocations shall be distributed as follows:
(i)	The Participant had an opportunity to make an election to have payment of the Later Allocations begin on one of the following dates:
(I)	Except as otherwise provided in this Section 6.5(c)(1)(B)(i)(I), as soon as is practicable after January 1 of any Plan Year beginning after the Specified Plan Year. Notwithstanding the first sentence of this Section 6.5(c)(1)(B)(i)(I), payment of Grandfathered Benefits that are Later Allocations shall start as soon as is practicable after the Participant’s Termination of Employment, if the Participant has a Termination of Employment before the Plan Year selected for the start of payment of Later Allocations. Notwithstanding the first sentence of this Section 6.5(c)(1)(B)(i)(I), payment of Nongrandfathered Benefits that are Later Allocations shall start as soon as is practicable after the Participant’s Separation From Service, if the Participant has a Separation From Service before the Plan Year selected for the start of payment of Later Allocations.

(II)	As soon as is practicable after January 1 of the Plan Year immediately following the applicable Plan Year: in the case of Later Allocations that are Grandfathered Benefits, the Plan Year in which the Participant has a Termination of Employment; and, in the case of Later Allocations that are Nongrandfathered Benefits, the Plan Year in which the Participant has a Separation From Service.
(ii)	The Participant had an opportunity to make an election to have the Later Allocations be paid in any of the payment forms described in Section 6.5(b)(2)(B).

Section 6.5	38

(iii)	A Participant had an opportunity to make an affirmative Distribution Election with respect to the choices available under Section 6.5(c)(1)(B)(i)-(ii) with respect to Later Allocations no later than the earlier of the following dates:
(I)	The deadline for making the first Deferral Election that the Participant made with respect to Base Pay that is payable in, or a Bonus attributable to, the Specified Plan Year or any later Plan Year beginning before January 1, 2009. The Plan Administrator required that a Participant make a Distribution Election as a condition of making the Deferral Election with respect to that Plan Year.

(II)	Thirty days after the first Matching Credit or Profit Sharing Credit is credited to the Participant’s Account for the Specified Plan Year or any later Plan Year beginning before January 1, 2008.
(iv)	If a Participant made an affirmative Distribution Election by the deadline specified in Section 6.5(c)(1)(B)(iii), then payment made under this Section 6.5(c) with respect to Later Allocations shall be made as elected in accordance with the choices available under Section 6.5(c)(1)(B)(i)-(ii), subject to the other provisions of this Section 6.5 and other provisions of the Plan.

(v)	If a Participant did not make an affirmative Distribution Election with respect to Later Allocations by the deadline specified in Section 6.5(c)(1)(B)(iii), then Later Allocations shall be paid, under this Section 6.5, at the following times:
(I)	In the case of Later Allocations that are Grandfathered Benefits, as soon as is practicable after January 1 of the Plan Year beginning after the Plan Year in which the Participant has a Termination of Employment.

(II)	In the case of Later Allocations that are Nongrandfathered Benefits, in the Plan Year after the Plan Year in which the Participant has a Separation From Service.
(2)	The rules in this Section 6.5(c)(2) apply if the Specified Distribution Year starts on or after January 1, 2009.
(A)	The Distribution Election electing that payments start in the Specified Distribution Year applies to all Grandfathered and Nongrandfathered Benefits attributable to Plan Years before the Specified Distribution

Section 6.5	39

Year, including Nongrandfathered Benefits that are credited to the Participant’s Account after the distribution began. If payment of the Participant’s benefit has begun in the Specified Plan Year and, subsequently, amounts are credited to the Participant’s Account for a Plan Year before the Specified Plan Year, then those additional amounts shall be paid as follows:
(i)	If the Participant elected a lump sum payment in the Specified Distribution Year, then the additional amounts credited shall be paid in a lump sum by the last day of the Specified Distribution Year.

(ii)	If the Participant elected installment payments starting in the Specified Distribution Year, then the amount of the annual installments shall be recalculated based on the sum of the Account balance taken into account when calculating the amount of the initial installment payment that was made earlier in the Specified Distribution Year and the additional amounts credited after that initial installment payment was made. The difference between the amount of the initial installment for the Specified Distribution Year, as calculated without taking into account the Later Allocations, and the amount of the initial installment for the Specified Distribution Year, taking into account the Later Allocations credited for Plan Years before the Specified Distribution Year, shall be paid in a lump sum by the last day of the Specified Distribution Year. Installment payments for Plan Years beginning after the Specified Distribution Year shall be paid in the recalculated amount that takes into account the Later Allocations allocated for Plan Years before the Specified Distribution Year.
(B)	Nongrandfathered Benefits credited to the Participant’s Account for the Specified Distribution Year and later Plan Years shall be paid in a lump sum in the Plan Year immediately following the Plan Year in which the Participant has a Separation From Service. The Participant may not elect a different payment starting date or payment form for this Nongrandfathered Benefit.
(d)	The following rules apply if a Participant elected to have payments of his or her Plan benefit start as soon as is practicable after January 1 of the Plan Year (the “Distribution Year”) immediately following the Plan Year in which the Participant had a Termination of Employment and amounts (“Later Allocations”) attributable to the Plan Year in which the Participant had a Termination of Employment are

Section 6.5	40

allocated to the Participant’s Account after payment of the Participant’s benefit had started under this Section 6.5.
(1)	Later Allocations that are part of the Participant’s Grandfathered Benefit shall be paid as follows:
(A)	If the Participant elected a lump sum payment at Termination of Employment, then the additional amounts credited shall be paid in a lump sum by the last day of the Distribution Year.

(B)	If the Participant elected installment payments at Termination of Employment, then the amount of the annual installments shall be recalculated based on the sum of the Grandfathered Benefit taken into account when calculating the amount of the initial installment payment that was made earlier in the Distribution Year and the additional Grandfathered Benefit credited after that initial installment payment was made. The difference between the amount of the initial installment for the Distribution Year, as calculated without taking into account the Later Allocations, and the amount of the initial installment for the Distribution Year, taking into account the Later Allocations credited for the Plan Year before the Distribution Year, shall be paid in a lump sum by the last day of the Distribution Year. Installment payments for Plan Years beginning after the Distribution Year shall be paid in the recalculated amount that takes into account the Later Allocations allocated for the Plan Year before the Distribution Year.
(2)	Later Allocations that are part of the Participant’s Nongrandfathered Benefit shall be paid as follows:
(A)	If the Participant has a Separation From Service in the same Plan Year as the Plan Year in which he or she had a Termination of Employment, then Later Allocations that are part of the Participant’s Nongrandfathered Benefit shall be paid as provided in Section 6.5(d)(1).

(B)	If the Participant has a Separation From Service in a Plan Year after the Plan Year in which he or she had a Termination of Employment, then Later Allocations that are part of the Participant’s Nongrandfathered Benefit shall be paid in accordance with Section 6.6.
(e)	If a Participant has a Termination of Employment and is reemployed by a Participating Employer, then the following rules shall apply with respect to payment of his or her Grandfathered Benefit:
(1)	If a Participant has a Termination of Employment and is reemployed by a Participating Employer after distribution of his or her Grandfathered Benefit

Section 6.5	41

under this Section 6.5 has begun, but before payment of his or her Grandfathered Benefit is completed, then his or her Grandfathered Benefit shall continue to be distributed at the times and in the payment form elected.

(2)	If a Participant has a Termination of Employment and is reemployed by a Participating Employer before distribution of his or her Grandfathered Benefit under this Section 6.5 has begun, then no payment of the Participant’s Grandfathered Benefit shall be made on account of the Participant’s initial Termination of Employment. Subject to Section 6.5(f) (relating to changes in Distribution Elections), the Participant’s Grandfathered Benefit shall be distributed as follows:
(A)	Payment of the Participant’s Grandfathered Benefit shall start as soon as is practicable after January 1 of the earlier of the following Plan Years:
(i)	The Plan Year, if any, specified in the Distribution Election in effect when the Participant had his or her initial Termination of Employment.

(ii)	The Plan Year immediately following the Participant’s next Termination of Employment.
(B)	Payment of the Participant’s Grandfathered Benefit shall be made in the payment form previously elected by the Participant in that Distribution Election.
(f)	A Participant may change his or her prior Distribution Election, as described in Section 6.5(b), with respect to his or her Plan benefits as follows:
(1)	A Participant may change the Distribution Election that he or she previously made, as described in Section 6.5(b), with respect to his or her Grandfathered Benefits as follows:
(A)	If a Participant elected a specific Plan Year as the payment starting date, then the Participant may change the payment starting date to as soon as is practicable after either of the following dates:
(i)	January 1 of a later specified Plan Year. However, if the Participant chooses as soon as it practicable after January 1 of a later specified Plan Year as the new payment starting date, then payment to the Participant shall start no later than as soon as is practicable after January 1 following the Participant’s Termination of Employment, if that date precedes the newly selected payment starting date,

Section 6.5	42

(ii)	January 1 of the Plan Year immediately following the Plan Year in which the Participant has a Termination of Employment.
(B)	If a Participant elected as his or her payment starting date as soon as is practicable after January 1 of the Plan Year immediately following the Plan Year in which the Participant has a Termination of Employment, then the Participant may not change that payment starting date.

(C)	Regardless of the original payment starting date, a Participant may change the form of payment previously elected to one of the other permitted forms of payment.

(D)	A Participant may elect a change permitted under Section 6.5(f)(1)(A) in conjunction with a change permitted under Section 6.5(f)(1)(C), but only one election change under this Section 6.5(f) is permitted with respect to the Participant’s Grandfathered Benefit. If the Participant previously changed, under the terms of the EDCP or the 2002 Restatement, his or her initial Distribution Election, as described in Section 6.5(b), then no further changes may be made, under this Section 6.5(f), with respect to the distribution of his or her Grandfathered Benefit.

(E)	Any change in the Participant’s prior Distribution Election made under this Section 6.5(f)(1) must be made before the Participant has a Termination of Employment and at least 12 months before the previously elected payment starting date. If the previously elected payment starting date was as soon as is practicable after January 1 of the year immediately following the year in which the Participant has a Termination of Employment, then the Participant’s attempt to change the payment form elected in his or her prior Distribution Election shall take effect only if January 1 of the year after the year in which the Participant has a Termination of Employment is at least 12 months after the date on which the Distribution Election change was received by the Plan Administrator.
(2)	A Participant may not change the Distribution Election that he or she previously made, as described in Section 6.5(b), with respect to his or her Nongrandfathered Benefit.

(3)	If a Participant changes his or her prior Distribution Election, as described in Section 6.5(b), then his or her Plan benefit shall be paid as follows:
(A)	A Participant’s Grandfathered Benefit shall be paid in accordance with the changed Distribution Election.

Section 6.5	43

(B)	The Participant’s Nongrandfathered Benefit shall be paid in accordance with the prior Distribution Election, except as otherwise provided in the Plan.
(g)	If the balance of a Participant’s Grandfathered Benefit, on the applicable payment starting date under this Section 6.5, does not exceed $25,000, then notwithstanding the Participant’s election of an installment form of payment, the balance of the Participant’s Grandfathered Benefit shall be distributed in a lump sum on the applicable payment starting date. No payment of a Participant’s Nongrandfathered Benefit shall be made on account of this Section 6.5(g).
6.6 Payment of Nongrandfathered Benefits at Separation from Service or Another Specified Date
(a)	Except as otherwise specifically provided in this Section 6.6, the rules in this Section 6.6 only apply to payments of Nongrandfathered Benefits.

(b)	The rules in this Section 6.6(b) apply to Participants who made, before 2008, an affirmative or default Distribution Election, as described in Section 6.5(b), and who have Nongrandfathered Benefits.
(1)	Except as otherwise provided in this Section 6.6 or other provisions of the Plan, a Participant’s Nongrandfathered Benefit shall be paid, in the payment form elected in the Distribution Election described in Section 6.5(b), starting in the following year:
(A)	If the Participant elected to have his or her Plan benefit paid as soon as is practicable after Termination of Employment, then, subject to the other provisions of this Section 6.6 and the Plan, the Participant’s Nongrandfathered Benefit shall be paid starting in the Plan Year immediately following the Plan Year in which the Participant has a Separation From Service. If the Plan Year in which the Participant has a Separation From Service is different from the Plan Year in which the Participant has a Termination of Employment, then the Participant’s Nongrandfathered Benefit shall be paid starting in the Plan Year immediately following the Plan Year in which the Participant has a Separation From Service and the Participant’s Grandfathered Benefit shall be paid starting in the Plan Year immediately following the Plan Year in which the Participant has a Termination of Employment, even if payment of the Participant’s Grandfathered and Nongrandfathered Benefits start in different Plan Years.

(B)	If the Participant elected to have his or her Plan benefit paid as soon as is practicable after January 1 of a specified Plan Year and the Participant has a Separation From Service before the specified Plan

Section 6.6	44

Year, then the Participant’s Nongrandfathered Benefit shall be paid starting in the Plan Year immediately following the Plan Year in which the Participant has a Separation From Service.
(2)	The rules in this Section 6.6(b)(2) apply if a Participant made a Distribution Election, as described in Section 6.5(b), that applies, under the terms of Section 6.5 and this Section 6.6, to his or her Nongrandfathered Benefit and that Distribution Election included either of the following payment terms: the payment starting date for the Participant’s Nongrandfathered Benefit is a specified Plan Year (as opposed to the Plan Year beginning immediately after the Plan Year in which the Participant has a Separation From Service) that starts after 2008; or the payment form is installments (as opposed to a lump sum). During an election period established by the Plan Administrator that begins and ends in December 2008, the Participant was permitted to change his or her prior Distribution Election so that the Participant’s entire Nongrandfathered Benefit would be paid in a lump sum in the Plan Year after the Plan Year in which the Participant has a Separation From Service. If the Participant makes such an election, then that revised Distribution Election shall apply to the Participant’s entire Nongrandfathered Benefit. The election made by the Participant under this Section 6.6(b)(2) shall not apply to payment of the Participant’s Grandfathered Benefit.

(3)	If a Participant has a Separation From Service and is reemployed by a Participating Employer, then the following rules apply with respect to payment of his or her Nongrandfathered Benefit:
(A)	If a Participant has a Separation From Service and is reemployed by a Participating Employer after distribution, under this Section 6.6, of his or her Nongrandfathered Benefit has begun, but before payment of his or her Nongrandfathered Benefit is completed, then his or her Nongrandfathered Benefit shall continue to be distributed at the times and in the payment form elected.

(B)	If a Participant has a Separation From Service and is reemployed by a Participating Employer before distribution, under this Section 6.6, of his or her Nongrandfathered Benefit has begun, then payment of the Participant’s Nongrandfathered Benefit that is attributable to the Plan Year in which the Participant has a Separation From Service and earlier Plan Years shall be made in accordance with the Participant’s prior Distribution Election.
(i)	If the Participant is reemployed and resumes participation in the Plan before January 1, 2009, then any Nongrandfathered Benefit credited with respect to Plan Years beginning after the Plan Year in

Section 6.6	45

which the Participant has a Separation From Service shall be paid as follows:
(I)	If the Participant makes an affirmative Distribution Election before the Plan Year in which the Participant again becomes eligible to participate in the Plan, then the Nongrandfathered Benefit shall be paid in accordance with that Distribution Election. In the Participant’s Distribution Election upon regaining eligibility for the Plan, the Participant may choose among the distribution options described in Section 6.5(b)(2), applying the rules in Section 6.5(b)(2) by substituting “Separation From Service” for “Termination of Employment.”

(II)	Otherwise, the Nongrandfathered Benefit shall be paid in a lump sum in the Plan Year immediately following the Plan Year in which the Participant has a Separation From Service.
(ii)	If the Participant resumes participation in the Plan, following reemployment, on or after January 1, 2009, then any Nongrandfathered Benefit credited with respect to Plan Years after the Plan Year in which the Participant has a Separation From Service shall be paid in a lump sum in the Plan Year immediately following the Plan Year in which the Participant has a Separation From Service.
(4)	A Participant may not change his or her Distribution Election, as described in Section 6.5(b), with respect to payment of his or her Nongrandfathered Benefit, as is permitted, under Section 6.5(f), with respect to his or her Nongrandfathered Benefit.

(5)	Notwithstanding the Participant’s election of an installment form of payment If, at the time that the Participant’s Nongrandfathered Benefit would be distributed, in accordance with this Section 6.6(b), the balance of a Participant’s Nongrandfathered Benefit does not exceed $25,000, then the balance of the Participant’s Nongrandfathered Benefit shall be distributed in a lump sum on the applicable payment starting date. No payment of a Participant’s Grandfathered Benefit shall be made on account of this Section 6.6(b)(5).
(c)	The rules in this Section 6.6(c) shall apply to a Participant for whom the first amount credited to his or her account is either a Base Pay Deferral Credit or a Bonus Deferral Credit for a Plan Year beginning on or after January 1, 2009, or a Matching Credit or a Profit Sharing Credit for a Plan Year beginning on or after January 1, 2008. Except as otherwise provided in this Section 6.6 or elsewhere in

Section 6.6	46

the Plan, the Participant’s Nongrandfathered Benefit shall be distributed in a lump sum in the Plan Year immediately following the Plan Year in which the Participant has a Separation From Service.
(d)	Notwithstanding the other provisions of the Plan, if any Participant is a “specified employee,” as defined in Treasury Regulations Section 1.409A-1(i), as of the date of his or her Separation From Service, then, to the extent required by Treasury Regulations Section 1.409A-3(i)(2), payment of the Participant’s Nongrandfathered Benefit to the Participant on account of his or her Separation From Service shall not be made before a date that is six months after the date of his or her Separation From Service. The Plan Administrator may elect any of the methods of applying this rule that are permitted under Treasury Regulation Section 1.409A-3(i)(2)(ii).
6.7 Death Benefits
(a)	If a Participant dies after starting payment of his or her benefits under Section 6.5 or Section 6.6 (as applicable), then the Participant’s Beneficiary shall receive the remaining payments of the Participant’s Grandfathered Benefit and Nongrandfathered Benefit (as applicable) that are due under the form of payment in which that benefit was being paid to the Participant. The Beneficiary shall receive these payments at the same time and in the same amount that those payments would have been made to the Participant.

(b)	If a Participant dies before starting payment under Section 6.5 or Section 6.6 (as applicable) of his or her Grandfathered Benefit or Nongrandfathered Benefit, then the remaining balance of the Participant’s Grandfathered Benefit or Nongrandfathered Benefit (as applicable) shall be distributed to the Participant’s Beneficiary starting in January of the Plan Year beginning after the Plan Year in which the Participant died. The Beneficiary shall receive these payments in the payment form that the Participant would have received those benefits under Section 6.5 or Section 6.6 (as applicable).
6.8 Beneficiary
(a)	A Participant shall designate a Beneficiary to receive any and all death benefit payments due under Section 6.7. A Participant may designate any individual or trust as his or her Beneficiary. A Participant may designate multiple beneficiaries to receive specified percentages of the death benefit payments due under Section 6.7. A Participant may designate contingent Beneficiaries who shall receive any benefits due under Section 6.7 if none of the primary Beneficiaries survives the deceased Participant by at least 60 days. No consent of the Participant’s spouse is required for any Beneficiary designation under this Plan.

Section 6.7	47

(b)	The Beneficiary designated by the Participant shall receive all of the Participant’s Grandfathered Benefit or Nongrandfathered Benefit (as applicable) which is due under Section 6.5 or Section 6.6 (as applicable).

(c)	A Participant may designate a Beneficiary in writing on such forms and in such manner as the Plan Administrator shall specify. A Beneficiary designation shall be effective only upon receipt by the Plan Administrator of a properly completed form. A Beneficiary designated under the EDCP or the 2002 Restatement shall continue to be the Participant’s Beneficiary until the Participant changes that Beneficiary designation. A Participant may change a prior Beneficiary designation at any time, but the changed Beneficiary designation shall become effective only if the properly completed form is received by the Plan Administrator. Upon receipt by the Plan Administrator, a properly completed form signed by the Participant before the Participant’s death shall take effect, notwithstanding the fact that it is received by the Plan Administrator after the Participant’s death.

(d)	If a Participant has not properly designated a Beneficiary or if no properly designated primary or contingent Beneficiary is alive at the time of the Participant’s death, then any benefit payable under Section 6.7 shall be paid to
(1)	The Participant’s spouse (unless the spouse was legally separated from the Participant at the time of his or her death), if the spouse is then living at the time of the Participant’s death, or

(2)	If the spouse is not living or is legally separated from the Participant at the time of the Participant’s death, to the Participant’s estate.
(e)	If the Plan Administrator has any doubt as to the proper Beneficiary to receive payments pursuant to Section 6.7, then the Plan Administrator shall have the right, exercisable in its discretion, to cause any payments to the Beneficiary to be delayed until the matter is resolved to the Plan Administrator’s satisfaction.
6.9 Other Payments of Grandfathered Benefits
Notwithstanding a Participant’s Deferral Election, the Company may (but shall not be required to) distribute to a Participant or Beneficiary all of his or her Grandfathered Benefit due under the terms of the Plan in a single lump sum if the Company obtains an opinion from legal counsel that benefits due under the Plan would be included (if the payment under this Section 6.9 was not made) in the Participant’s or Beneficiary’s gross income, for federal income tax purposes, for the year in which the lump sum amount is distributed.
6.10 Other Payments of Nongrandfathered Benefits
Notwithstanding a Participant’s Distribution Election and other provisions of this Plan, the Company may (but shall not be required to) distribute to a Participant or Beneficiary all or

Section 6.9	48

any portion of that individual’s Nongrandfathered Benefit, to the extent permitted by the following provisions of Treasury Regulations:
(a)	Treasury Regulation Section 1.409A-3(j)(4)(ii) (relating to domestic relations orders).

(b)	Treasury Regulation Section 1.409A-3(j)(4)(iii) (relating to conflicts of interest).

(c)	Treasury Regulation Section 1.409A-3(j)(4)(vi) (relating to payment of the Participant’s share of federal employment taxes).

(d)	Treasury Regulation Section 1.409A-3(j)(4)(vii) (relating to payment of the Participant’s Nongrandfathered Benefit on account of income inclusion under Code Section 409A).

(e)	Treasury Regulation Section 1.409A-3(j)(4)(ix) (relating to payments upon plan termination).

(f)	Treasury Regulation Section 1.409A-3(j)(4)(xi) (relating to payments of the Participant’s share of state, local or foreign taxes).

(g)	Treasury Regulation Section 1.409A-3(j)(4)(xii) (relating to cancellations of Deferral Elections on account of disability).

(h)	Treasury Regulation Section 1.409A-3(j)(4)(xiii) (relating to offsetting the Nongrandfathered Benefit because of a debt owed to an Employer).

(i)	Treasury Regulation Section 1.409A-3(j)(4)(xiv) (relating to settling certain bona fide disputes as to the Participant’s or Beneficiary’s right to payment of the Nongrandfathered Benefit).

Section 6.10	49

Article 7. Administration
7.1 The Plan Administrator
(a)	The Committee shall be the Plan Administrator of the Plan within the meaning of ERISA Section 3(16). Except to the extent provided in Section 7.3(h) (relating to a trustee having the power to interpret the plan after a change in control), the Committee shall have the authority to construe, administer, and interpret the Plan. The Committee may designate a person or persons to be responsible for the day-to-day administration of the Plan and to perform other responsibilities of the Plan Administrator.

(b)	The Plan Administrator shall administer the Plan in accordance with the Charter. The provisions of the Charter include any amendments subsequently adopted thereto, and any amendments to the Charter are incorporated herein by reference as if set forth fully herein.

(c)	Except as prohibited in the Charter, any person, such as the SVPHR, with responsibilities under this Plan may delegate any responsibilities that he or she has under the Plan to any other person.
7.2 Benefit Determination
The Plan Administrator shall determine the amount of any benefit paid under the Plan. The Plan Administrator shall rely on the records of the Participating Employers in determining any Participant’s eligibility for and amount of benefit due under the Plan. In the event that the Plan Administrator’s reliance on the records of the Participating Employers causes a benefit to be over or under paid, the Plan Administrator shall cause future payments of Grandfathered Benefits to be increased or decreased as required to ensure that the correct total benefit amount is paid and may cause future payments of Nongrandfathered Benefits to be increased or decreased for the same purpose, to the extent permitted under Code Section 409A. If such future payments are insufficient to recover any overpayment to a Participant, the Company may withhold from any other payments due to the Participant and take any action deemed appropriate to recover the balance of the overpayment.
7.3 Special Rules Following a Change in Control
(a)	This Section 7.3 provides special rules that go into effect after there has been a Change in Control.
(1)	For purposes of this Section 7.3, a “Change in Control” occurs if and as of the first day that any one or more of the following conditions are satisfied, whether accomplished directly or indirectly, or in one or a series of related transactions:

Section 7.1	50

(A)	Any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation representing 20 percent or more of the combined voting power of the Corporation’s then outstanding securities, other than
(i)	David H. Murdock, a California resident (who is, at the time of this restatement, the Chief Executive Officer of the Company and Chairman of the Board of Directors), or

(ii)	Following the death of David H. Murdock, the trustee or trustees of a trust created by David H. Murdock. However, a Change in Control shall occur upon the possession of the specified Beneficial Ownership by the trustee or trustees of a trust created by David H. Murdock if the Board of Directors of the Corporation, in its sole and absolute discretion, determines that a Change in Control has occurred.
(B)	Individuals who, as of March 23, 2001, constitute the Board of Directors of the Corporation (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors of the Corporation; provided, however, that any individual who becomes a director after March 23, 2001, and whose election, or nomination for election, by the Corporation’s shareholders was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board, unless the individual’s initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened tender offer, solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Corporation.

(C)	A reorganization, merger, consolidation, recapitalization, tender offer, exchange offer or other extraordinary transaction involving Dole (a “Fundamental Transaction”) becomes effective or is consummated, unless
(i)	More than 50 percent of the outstanding voting securities of the surviving or resulting entity (including, without limitation, an entity (“parent”) which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) (“Resulting Entity”) are, or are to be, Beneficially Owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding voting securities of the Corporation

Section 7.3	51

immediately before the Fundamental Transaction, in substantially the same proportions as their Beneficial Ownership, immediately before the Fundamental Transaction, of the outstanding voting securities of the Corporation; and

(ii)	More than half of the members of the board of directors or similar body of the Resulting Entity (or its parent) were members of the Incumbent Board at the time of the execution of the initial agreement providing for the Fundamental Transaction.
For all purposes of the calculations and comparisons in Section 7.3(a)(1)(C)(i), there shall be ignored the Beneficial Ownership of the outstanding voting securities of Dole by any Person who is or, within two years before the consummation date of the Fundamental Transaction, was, an Affiliate or Associate of a party (other than the Corporation or any of its wholly-owned Subsidiaries) to the Fundamental Transaction.
(D)	A sale, transfer or any other disposition (including, without limitation, by way of spin-off, distribution, complete liquidation or dissolution) of all or substantially all of the Corporation’s business and/or assets (an “Asset Sale”) is consummated, unless, immediately following such consummation, all of the requirements of Section 7.3(a)(1)(C)(i)—(ii) are satisfied, both with respect to the Corporation and with respect to the entity to which such business and/or assets have been sold, transferred or otherwise disposed of or its parent (a “Transferee Entity”).

(E)	Notwithstanding anything to the contrary contained in this Section 7.3(a)(1), the consummation or effectiveness of a
Fundamental Transaction or an Asset Sale shall not constitute a Change in Control if more than 50 percent of the outstanding voting securities of the Resulting Entity or the Transferee Entity, as appropriate, are, or are to be, Beneficially Owned by David H. Murdock.
(2)	The following terms shall means as follows, for purposes of this Section 7.3:
(A)	“Affiliate” means the same as the meaning ascribed in Rule 12b-2 promulgated under the Exchange Act.

(B)	“Associate” means the same as the meaning ascribed in Rule 12b-2 promulgated under the Exchange Act.

(C)	“Beneficial Owner” means a “beneficial owner” as defined in Rule 13d-3 under the Exchange Act. A person “Beneficially Owns” or

Section 7.3	52

has “Beneficial Ownership” of another if the person is the Beneficial Owner of the other.

(D)	“Change in Control Plan Year” means the Plan Year in which a Change in Control occurs.

(E)	“Corporation” shall mean the Company and its successors. For purposes of this Section 7.3, after the consummation of a Fundamental Transaction or an Asset Sale, the term “successor” shall include, without limitation, the Resulting Entity or Transferee Entity, respectively.

(F)	“Dole” shall mean the Corporation and/or its Subsidiaries.

(G)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(H)	“Person” means a “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

(I)	“Post-CIC Plan Year” means the Plan Year immediately following the Change in Control Plan Year.

(J)	“Protected Credits” means, with respect to a Participant, the sum of the following:
(i)	Any amounts credited to the Participant’s Account as of a date before the date of the Change in Control;

(ii)	Any amounts credited to the Participant’s Account as of a date on or after the date of the Change in Control where the amount credited is subject to the provisions of Section 7.3(b) (relating to the accrual rate protection after a Change in Control);

(iii)	Any Interest Credits credited with respect to amounts described in Section 7.3(a)(2)(J)(i)-(ii)
(K)	“Subsidiary” means any corporation or other entity, a majority or more of the outstanding voting stock or voting power of which is Beneficially Owned directly or indirectly by the Corporation.

(L)	“Trust” means a trust satisfying the requirements of Section 8.3.

(M)	“Trustee” means the trustee of a Trust.
(b)	After a Change in Control, credits with respect to the remainder of the Change in Control Plan Year shall be determined as follows:

Section 7.3	53

(1)	Deferral Credits with respect to deferrals of Base Pay paid during the Change in Control Plan Year shall be at the rate elected for the Change in Control Plan Year before the Change in Control.

(2)	Deferral Credits with respect to deferrals of any Bonus paid in the Change in Control Plan Year shall be at the rate elected before the Change in Control (which, if the Bonus is attributable to the Plan Year before the Change in Control Plan Year, shall be the rate elected for the Plan Year before the Change in Control Plan Year).

(3)	Deferral Credits with respect to deferrals of any Bonus paid in the Post-CIC Plan Year, where the Bonus is attributable to the Change in Control Plan Year, shall be at the rate elected for the Change in Control Plan Year before the Change in Control.

(4)	Matching Credits shall be credited for any deferrals of Base Pay or a Bonus paid in the Change in Control Plan Year at a rate not less than the rate for the Change in Control Plan Year that was determined before the Change in Control.

(5)	Profit Sharing Credits for the Plan Year preceding the Change in Control Plan Year shall be at a rate not less than the Salaried 401(k) Plan Profit Sharing Percentage (as defined in Section 5.3(a)(1)) for the Plan Year before the Change in Control Plan Year that was determined before the Change in Control.
(c)	Interest Credits for the Change in Control Plan Year shall be credited at a rate not less than whichever of the following is the greater rate:
(1)	The Interest Rate for the Change in Control Plan Year, as determined before the Change in Control; or

(2)	The average annual rate of the earnings, for the Change in Control Plan Year, on the assets held in all Trusts. If the Interest Credit for the Change in Control Plan Year is based on this Section 7.3(c)(2) and the rate of earnings of a Trust is determined after the close of the Change in Control Plan Year, then any additional Interest Credits required under this Section 7.3(c)(2) shall be determined not later than 60 days after the close of the Change in Control Plan Year and credited retroactively as if they had been credited at the time that Interest Credits with respect to the Change in Control Plan Year otherwise would have been credited.
(d)	Interest Credits for the Post-CIC Plan Year shall be credited at a rate not less than whichever of the following is the greatest rate:

Section 7.3	54

(1)	The Interest Rate for the Post-CIC Plan Year, as determined before the Change in Control (if the Interest Rate was determined at such time);

(2)	The Interest Rate for the Post-CIC Plan Year, as determined after the Change in Control (if the Interest Rate was determined at such time); or

(3)	The average annual rate of the earnings for the Post-CIC Plan Year on the assets held in all Trusts. If the Interest Credit for the Post-CIC Plan Year is based on this Section 7.3(d)(3) and the rate of earnings of a Trust is determined after the close the Post-CIC Plan Year, then any additional Interest Credits required under this Section 7.3(d)(3) shall be determined not later than 60 days after the close of the Post-CIC Plan Year and credited retroactively as if they had been credited at the time that Interest Credits with respect to the Post-CIC Plan Year otherwise would have been credited.
(e)	After the Change in Control, if it has not already done so the Company shall establish a Trust that satisfies the requirements of Section 8.3. Within 30 days after the date of the Change in Control, the Company shall make such additional contributions to a Trust as are required to ensure that the collective assets of all Trusts are, as of the 30th day after the date of the Change in Control, equal to the sum of the following credits allocated to Participants under the Plan:
(1)	Base Pay Deferral Credits with respect to Base Pay that would be payable on or before the date of the Change in Control;

(2)	Bonus Deferral Credits with respect to Bonuses that would be payable on or before the date of the Change in Control;

(3)	Matching Credits with respect to the Base Pay Deferral Credits and the Bonus Deferral Credits described in Section 7.3(e)(1)-(3);

(4)	Profit Sharing Credits, the amount of which were determined on or before the date of the Change in Control; and

(5)	Interest Credits due with respect to the credits described in Section 7.3(e)(1)-(5) for periods before the deadline for making the Trust contribution required under this Section 7.3(e).
(f)	In addition to the contributions made pursuant to Section 7.3(e), by the following deadlines the Participating Employers shall make such additional contributions to a Trust as are required to ensure that the collective assets of all Trusts are, as of the applicable date, equal to the sum of the credits described in Section 7.3(e) and the following credits allocated to Participants under the Plan:

Section 7.3	55

(1)	Within 30 days after each payroll date that occurs on or after the date of the Change in Control and before the first day of the Post-CIC Plan Year, the Base Pay Deferral Credits attributable to the Base Pay that would have been paid on that payroll date.

(2)	Within 30 days after each date on or after the date of the Change in Control on which any Bonus attributable to the Change in Control Plan Year or an earlier Plan Year is paid, the Bonus Deferral Credits attributable to the Bonus that would have been paid on that date.

(3)	Within 30 days after each payroll date or Bonus payment date on or after the Change in Control date, the Matching Credits due with respect to the Base Pay Deferral Credits and Bonus Deferral Credits described in Section 7.3(f)(1)-(3) that are attributable to the Base Pay or Bonus that would be paid on that date. In addition, within 30 days of the last day of the Change in Control Plan Year and the Post-CIC Plan Year, the additional true-up Matching Credits due under Section 5.2 with respect to the aggregate Base Pay Deferral Credits and Bonus Deferral Credits described in Section 7.3(f)(1)-(3) for that Plan Year.

(4)	Within 30 days after the Salaried 401(k) Plan Profit Sharing Percentage, as defined in Section 5.3(a)(1), is determined for the Change in Control Plan Year, the Profit Sharing Credits due with respect to the Change in Control Plan Year.
(g)	After a Change in Control, the Board may not terminate the Plan as of a date within the Change in Control Plan Year.

(h)	After a Change in Control, any provisions of this Plan or of the Charter that allows or purport to allow the Committee discretionary authority or power to construe or interpret the terms of the Plan, shall be void as applied to any dispute involving Protected Benefits. Instead, after a Change in Control, the Trustee shall have discretionary authority to interpret the terms of the Plan, as applied to Protected Benefits. After a Change in Control, the Committee shall continue to have the authority to interpret the terms of the Plan as applied to any dispute involving benefits other than Protected Benefits and the Committee shall continue to be the Plan Administrator.

(i)	After a Change in Control, all powers of the Plan Administrator prescribed in Article 9 (relating to the claims procedure) shall be exercised by the Trustee insofar as the claim for benefits relates to Protected Benefits. If more than one Trust is established to fund benefits provided under the Plan, then the powers described in Sections 7.3(h)-(i) shall be exercised by the Trustee of the Trust

Section 7.3	56

holding, at the time the claim is filed, the most assets intended to fund benefits paid under the Plan.

(j)	The provisions of Section 7.3(e)-(f) shall apply only to the extent that these provisions would not result in amounts being treated as transferred on account of Code Section 409A(b)(1)-(3) (relating to funding restrictions on account of an at-risk pension plan, offshore trust restrictions, and restrictions on trust assets on account of an employer’s financial health).

Section 7.3	57

Article 8. Rights of Participants
8.1 Contractual Obligation
The Plan shall create a contractual obligation on the part of the Participating Employers to make payments of the amounts recorded in the Participants’ Accounts when due. Payments of amounts recorded as Account balances shall be made out of the general funds of the Participating Employers.
8.2 Unsecured Interest
(a)	No Participant or party claiming an interest in amounts credited to a Participant’s Account, including Interest Credits thereon, shall have any interest whatsoever in any specific assets of the Participating Employers. To the extent that any party acquires a right to receive payments under the Plan, such right shall be equivalent to that of an unsecured general creditor of the applicable Participating Employers.

(b)	Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, claims, or interests in any specific property or assets of the Participating Employers or any affiliate of the Participating Employers, nor shall they be, as a result of the Plan, beneficiaries of or have any rights. claims, or interest in any life insurance policies, annuity contracts, or the proceeds therefrom that may hereafter be owned or acquired by the Participating Employers or any affiliate of the Participating Employers (“Policies”). Such Policies or assets of the Participating Employers or any affiliate of the Participating Employers shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors, or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Participating Employers under the Plan. Any and all of the assets and Policies of the Participating Employers shall be, and remain, the general, unpledged, unrestricted assets of the Participating Employers. The Participating Employers obligations under the Plan shall be merely that of any unfunded and unsecured promise of the Participating Employers to pay money in the future.
8.3 Authorization for Trust
The Company may, but except as required in Section 7.3 shall not be required to, establish one or more trusts, with such trustee as the Plan Administrator may approve, for the purpose of providing for the payment of amounts recorded in Participants’ Accounts. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Company’s creditors. To the extent any amounts contributed under the Plan are actually paid from any such trust, the Company shall have no further obligation with respect thereto, but, to the extent not so paid, such amounts shall remain the obligation of, and shall be paid by, the Company.

Section 8.1	58

8.4 Employment
Nothing in the Plan shall interfere with, nor limit in any way, the right of a Participating Employer to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of a Participating Employer.

Section 8.4	59

Article 9. Claims Procedure
9.1 Claims Procedure
(a)	All claims for benefits under the Plan shall be made in accordance with the procedures in this Section 9.1. All decisions made under the procedure set out in this Section 9.1 shall be final, and there shall be no further right of appeal except as provided under applicable law. No lawsuit may be initiated by any person before fully pursuing the procedures set out in this Section 9.1, including the appeal permitted pursuant to Section 9.1(d).

(b)	Except to the extent provided in Section 7.3(i) (relating to a trustee deciding claims with respect to certain benefits after a change in control), the right of a Participant, Beneficiary, or any other person entitled to claim a benefit under the Plan (collectively “Claimants”) to a benefit shall be determined by the Plan Administrator. The Claimant (or an authorized representative of the Claimant) may file a claim for benefits by written notice to the Plan Administrator. The Plan Administrator shall establish procedures for determining whether a person is authorized to represent a Claimant.

(c)	If a claim for benefits is wholly or partially denied, the Plan Administrator shall, within a reasonable period of time, but no later than 90 days after receipt of the claim, notify the Claimant of the denial of benefits. If special circumstances justify extending the period up to an additional 90 days, the Claimant shall be given written notice of this extension within the initial 90-day period, and such notice shall set forth the special circumstances and the date a decision is expected. A notice of denial
(1)	Shall be written in a manner calculated to be understood by the Claimant, and

(2)	Shall contain
(A)	The specific reasons for denial of the claim,

(B)	Specific reference to the Plan provisions on which the denial is based,

(C)	A description of any additional material or information necessary for the Claimant to perfect the claim, along with an explanation as to why such material or information is necessary, and

(D)	An explanation of the Plan’s claim review procedures and the time limits applicable to such procedures, including a statement of the Claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse determination on review.

Section 9.1	60

(d)	Within 60 days of the receipt by the Claimant of the written denial of his or her claim or, if the claim has not been granted, within a reasonable period of time (which shall not be less than the 90 or 180 days described in Section 9.1(c)), the Claimant (or an authorized representative of the Claimant) may file a written request with the Plan Administrator that it conduct a full review of the denial of the claim. In connection with the Claimant’s appeal, upon request, the Claimant may review and obtain copies of all pertinent documents, records and other information relevant to the Claimant’s claim for benefits (but not including any document, record, or information that is subject to any attorney-client or work-product privilege) and may submit issues and comments in writing. The Claimant may submit written comments, documents, records, and other information relating to the claim for benefits. All comments, documents, records, and other information submitted by the Claimant shall be taken into account in the appeal without regard to whether such information was submitted or considered in the initial benefit determination.

(e)	The Plan Administrator shall deliver to the Claimant a written decision on the claim promptly, but no later than 60 days after the receipt of the Claimant’s request for such review, unless special circumstances exist, such as the need to hold a hearing, that justify extending this period up to an additional 60 days. If the period is extended, the Claimant shall be given written notice of this extension during the initial 60-day period and such notice shall set forth the special circumstances and the date a decision is expected. The decision on review of the denial of the claim
(1)	Shall be written in a manner calculated to be understood by the Claimant,

(2)	Shall contain
(A)	The specific reasons for the denial of the appeal,

(B)	Specific references to the Plan provisions on which the denial is based,

(C)	A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and other information relevant to the Claimant’s claim for benefits. Whether a document, record, or other information is relevant to a claim for benefits shall be determined by reference to Department of Labor Regulation Section 2560, and

(D)	A statement of the Claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse determination on review.
(f)	Any payment made following a claim or appeal shall be made by the deadline prescribed in Treasury Regulation Section 1.409A-3(g) (relating to payment deadlines following disputes over payment).

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(g)	No lawsuit may be initiated by any person before fully pursuing the procedures set out in this Section 9.1, including the appeal permitted pursuant to Section 9.1(d).
9.2 Reimbursement of Attorneys Fees
(a)	If a Claimant (as defined in Section 9.1(b) substantially prevails in his or her claim for benefits pursued in accordance with Section 9.1, then the Company shall reimburse the Claimant for any reasonable attorneys fees that the Claimant incurred in connection with the claim for benefits.

(b)	If, after fully pursuing the procedures in Section 9.1 (including the appeal permitted under Section 9.1(d)), a Claimant brings a legal action contesting any adverse determination with respect to the benefits due him or her under the Plan and the Claimant substantially prevails in that legal action, then the Company shall reimburse the Claimant for his or her reasonable attorneys fees and court costs in connection with the legal action.

(c)	Reimbursements of attorneys’ fees and court costs shall be made only to the extent permitted under Treasury Regulation Section 1.409A-3(i)(iv). Attorneys’ fees and court costs shall be reimbursed under this Section 9.2 only to the extent that those fees and costs were incurred during the lifetime of the Participant or within five years after the death of the Participant. The amount of the attorneys’ fees and court costs reimbursed during a Plan Year shall not affect the amount of such expenses that may be reimbursed in any other Plan Year. Attorneys’ fees and court costs shall be reimbursed by the deadline prescribed in Section 1.409A-3(i)(1)(iv)((A)(4) (relating to reimbursement not later than the last day of the Plan Year immediately following the Plan Year in which the expense was incurred.)

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Article 10. Amendment and Termination
10.1 Plan Amendments
The Company reserves the right to amend the Plan from time to time by action of the Committee. However, except as required by applicable law, no amendment shall do any of the following:
(a)	Decrease the benefits accrued by any Participant before the date of the amendment.

(b)	Delay the date on which payment of the Participant’s benefits is to be made, without the written consent of a Participant.

(c)	Modify the procedure set forth under Section 10.2(b) unless the Participant consents in writing to such amendment. Written notice of any amendment shall be given to each Participant in the Plan.
10.2 Plan Termination
(a)	Subject to Section 7.3(g) (relating to restricting the Board’s right to terminate the Plan for the remainder of the year in which there is a change in control) and the requirements of Code Section 409A, the Company reserves the right to terminate the Plan at any time by action of the Board.

(b)	Subject to the provisions of Code Section 409A, on any termination of the Plan under this Section 10.2, the Participants shall be deemed to have voluntarily terminated their participation under the Plan as of the date of such termination. No Base Pay or Bonuses paid after the termination date shall be deferred under this Plan. The Participating Employers shall pay to each Participant the value of the remaining balance of his or her Account, determined as if each had reached a payment start date on the January 1 following the date of the termination of the Plan.

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Article 11. Miscellaneous
11.1 Severability
In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
11.2 Obligations to the Company
If a Participant becomes entitled to a benefit payment under the Plan, and if at that time the Participant has outstanding any debt, obligation, or other liability representing an amount owing to the Participating Employer, then the Participating Employer may offset the amount owned to it against the amount of the Grandfathered Benefit otherwise payable from the Plan. The Plan Administrator shall make such determination.
11.3 Withholding of Taxes
The Participating Employers shall have the right to require Participants to remit to the Participating Employers an amount sufficient to satisfy any tax withholding required with respect to amounts credited under or payments made in accordance with the Plan or to deduct such tax withholding amounts from any payments of Grandfathered Benefits made pursuant to the Plan or any other payments made by the Participating Employer to the Participant.
11.4 Successors
All obligations of a Participating Employer under the Plan with respect to credits under Article 5 shall be binding on any successor to the Participating Employer, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Participating Employer.
11.5 Costs of the Plan
All costs of implementing and administering the Plan shall be borne by the Participating Employers.
11.6 Protective Provisions
Each Participant and Beneficiary shall cooperate with the Company by furnishing any and all information required by the Company to facilitate the payment of benefits hereunder.
11.7 Nontransferability
(a)	Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage, or otherwise encumber, hypothecate, or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, or interest therein that are, and all rights to which are expressly declared to be unassignable and nontransferable. No part of the

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amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgements, alimony, or separate maintenance owed by a Participant or any other person, or be transferable by operation of law in the event of a Participant’s or any other person’s bankruptcy or insolvency.

(b)	In the event that a court or other binding authority disregards Section 11.7(a), the Participant, Beneficiary, or other person entitled to payment will not be made whole with additional benefits.
11.8 Governing Law
All questions pertaining to the construction, validity, and effect of the Plan will be determined in accordance with the laws of the State of California.
11.9 Notice
Any notice or filing required or permitted to be given to the Plan Administrator under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the SVPHR. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.
11.10 Indemnification
(a)	The Company shall indemnify and hold harmless each of the following persons (“Indemnified Persons”) under the terms and conditions of Section 11.10(b):
(1)	The Committee and each of its members.

(2)	The SVPHR.

(3)	Each Employee, the Board of Directors and each member of the Board of Directors, and each employee or member of the board of directors of any affiliate of the Company who has responsibility (whether by delegation from another person, an allocation of responsibilities under the terms of this Plan document, or otherwise) for a fiduciary duty, a nonfiduciary settlor function (such as deciding whether to approve a plan amendment), or a nonfiduciary administrative task relating to the Plan.
(b)	The Company shall indemnify and hold harmless each Indemnified Person against any and all claims, losses, damages, and expenses, including reasonable attorneys fees and court costs, incurred by that person on account of his or her good faith actions or failures to act with respect to his or her responsibilities relating to the Plan. The Company’s indemnification shall include payment of any amounts due under a settlement of any lawsuit or investigation, but only if the Company agrees to the settlement.

Section 11.8	65

(1)	An Indemnified Person shall be indemnified under this Section 11.10 only if he or she notifies an Appropriate Person at the Company of any claim asserted against or any investigation of the Indemnified Person that relates to the Indemnified Person’s responsibilities with respect to the Plan.
(A)	A person is an “Appropriate Person” to receive notice of the claim or investigation if a reasonable person would believe that the person notified would initiate action to protect the interests of the Company in response to the Indemnified Person’s notice.

(B)	The notice may be provided orally or in writing. The notice must be provided to the Appropriate Person promptly after the Indemnified Person becomes aware of the claim or investigation. No indemnification shall be provided under this Section 11.10 to the extent that the Company is materially prejudiced by the unreasonable delay of the Indemnified Person in notifying an Appropriate Person of the claim or investigation.
(2)	An Indemnified Person shall be indemnified under this Section 11.10 with respect to attorney’s fees, court costs or other litigation expenses or any settlement of such litigation only if the Indemnified Person agrees to permit the Company to select counsel and to conduct the defense of the lawsuit.

(3)	No Indemnified Person shall be indemnified under this Section 11.10 with respect to any action or failure to act that is judicially determined to constitute or be attributable to the willful misconduct of the Indemnified Person.

(4)	Payments of any indemnity under this Section 11.10 shall be made only from the assets of the Company and shall not be made directly or indirectly from the Plan. The provisions of this Section 11.10 shall not preclude such further indemnities as may be available under insurance purchased by the Company or as may be provided by the Company under any by-law, agreement or otherwise, provided that no expense shall be indemnified under this Section 11.10 that is otherwise indemnified by the Company or by an insurance contract purchased by the Company.
11.11 Corrections
If the Plan inadvertently is not administered in accordance with its terms, or applicable law (e.g., Code Section 409A), then the Plan Administrator may take any corrective action that it deems reasonable to rectify the error, to the extent consistent with applicable law.
11.12 USERRA Rights
A Participant shall be entitled, under this Plan. to any rights or benefits required under the Uniformed Services Employment and Reemployment Act of 1994, as amended.

Section 11.11	66

* * * * * * * * * *
In Witness Whereof, an authorized officer of the Company has signed this document this 29 day of December, 2008.

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